UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2020

Date of reporting period: May 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.20

ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

July 13, 2020

This report provides management’s discussion of fund performance for AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio for the annual reporting period ended May 31, 2020.

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what the Adviser considers to be undue risk to principal or income. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF MAY 31, 2020 (unaudited)

	6 Months	12 Months

AB CALIFORNIA PORTFOLIO

Class A Shares	-1.35%	0.68%

Class C Shares	-1.72%	-0.08%

Advisor Class Shares[1]	-1.23%	0.93%

Bloomberg Barclays Municipal Bond Index	1.55%	3.98%

	6 Months	12 Months

AB HIGH INCOME MUNICIPAL PORTFOLIO

Class A Shares	-6.15%	-2.97%

Class C Shares	-6.42%	-3.69%

Advisor Class Shares[1]	-5.95%	-2.72%

Class Z Shares[1]	-5.92%	-2.60%

Bloomberg Barclays Municipal Bond Index	1.55%	3.98%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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NAV RETURNS AS OF MAY 31, 2020 (unaudited)

	6 Months	12 Months

AB NATIONAL PORTFOLIO

Class A Shares	-1.24%	0.80%

Class C Shares	-1.61%	0.05%

Advisor Class Shares[1]	-1.12%	1.05%

Bloomberg Barclays Municipal Bond Index	1.55%	3.98%

	6 Months	12 Months

AB NEW YORK PORTFOLIO

Class A Shares	-2.79%	-0.92%

Class C Shares	-3.25%	-1.66%

Advisor Class Shares[1]	-2.76%	-0.67%

Bloomberg Barclays Municipal Bond Index	1.55%	3.98%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2020.

All share classes of the Portfolios underperformed the benchmark for both periods, before sales charges. An overweight to mid-grade credit was the largest broad detractor, relative to the benchmark, for the Portfolios.

California Portfolio: During both periods, security selection within the miscellaneous revenue sector detracted, relative to the benchmark, while selection in toll roads/transit and local general obligation (“GO”) bonds contributed. Yield-curve positioning detracted as the Portfolio was underweight to the intermediate part of the curve and overweight to the short-end and long-end.

High Income: While the benchmark is fully invested in investment-grade securities, the Portfolio invests in below investment-grade securities, which was the primary detractor from relative underperformance. For both periods, security selection within the special tax sector detracted, while selection in education and tobacco securitization contributed.

National: During both periods, security selection within the state GO bond sector detracted, relative to the benchmark. Yield-curve positioning detracted due to an underweight to intermediate duration bonds.

Overweight positions to municipal credit also detracted. Security selection

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within the toll roads/transit and higher education sectors contributed. For the 12-month period, security selection in tobacco securitization contributed. During the six-month period, security selection in prepaid energy contributed.

New York: During both periods, yield-curve positioning detracted as the Portfolio was underweight to intermediate duration bonds. An underweight to the longer duration bonds in the over 10-year range contributed. Security selection within the special tax sector detracted, while selection in airports/ports contributed.

All Portfolios utilized derivatives in the form of inflation Consumer Price Index (“CPI”) swaps and interest rate swaps for hedging purposes, which had an immaterial impact on absolute returns for the six-month period; CPI swaps added to returns for the 12-month period; interest rate swaps had no material impact for the 12-month period, except for the High Income Municipal Portfolio, which added for the 12-month period.

The National and High Income Municipal Portfolios also utilized credit default swaps for investment purposes, which had an immaterial impact on returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Themes of strong demand, light supply and supportive credit fundamentals were prominent until the last couple months of the 12-month period ended May 31, 2020. In March, these themes sharply reversed and volatility spiked dramatically. The COVID-19 pandemic quickly led to the increase in market volatility and to a sharp economic contraction. In this environment, investors fled to cash from nearly every other type of investment, and stocks and bonds fell dramatically. The municipal bond market was not spared; after 60 consecutive weeks of inflows, municipal bond funds had record outflows of $42.5 billion during the month of March. Municipals had shown strong absolute and relative performance prior to March, with yields declining 0.8% to over 1%, depending on the maturity since April of 2019. In March, open-end funds had to sell vast quantities of bonds to meet shareholder redemptions, and this selling contributed to yields rising over 2% in less than two weeks. The municipal market did recover toward the end of March and into April, as investor demand returned following the actions taken by the US Federal Reserve to address market liquidity and the passing of the Coronavirus Aid, Relief, and Economic Security Act, which included direct aid to municipalities. As a result, after the large moves during both periods, yields for high-grade municipal bonds ended lower for the 12-month period by 0.3% to 0.7%, with yields for shorter-maturity bonds declining more; for the six-month period, longer-maturity municipal yields were higher by about 0.15% and shorter-maturity bonds declined by about 0.3%. Over both the six- and 12-month periods, the additional yield provided by more credit-sensitive bonds increased.

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During May, the municipal market showed signs of strength, as investor demand for tax-free debt surged and performance was positive after experiencing two months of sharp price declines. Year to date, high-grade municipals have mostly rebounded and were trading at yields comparable to pre-pandemic levels. Certain areas of the market such as mid-grade municipals rated A and BBB were still dislocated and may offer value to investors going forward. Given the fundamental strength of municipalities, supportive policy measures and the relative cheapness of these bonds, the Portfolios’ Senior Investment Management Team maintained the Portfolios’ overweight to mid-grade municipals during the period.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. In the past, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]

California	4.23%	0.05%

High Income Municipal	2.07%	0.00%

National	3.81%	0.06%

New York	2.14%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

INVESTMENT POLICIES

Each of the California, National and New York Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. The High Income Municipal Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to

(continued on next page)

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the federal alternative minimum tax for certain taxpayers. Each of the Portfolios that invests in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments; tender option bonds (“TOBs”); zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and certain types of mortgage-related securities. The Portfolio may invest in derivatives, such as options, futures contracts, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk (High Income Municipal Portfolio): Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the US government and the US

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DISCLOSURES AND RISKS (continued)

Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more

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DISCLOSURES AND RISKS (continued)

illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolios. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolios was 4.25%. If the Class A annualized returns for the Portfolios and the National, California and New York Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AB CALIFORNIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2010 TO 5/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB California Portfolio Class A shares (from 5/31/2010 to 5/31/2020) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.74%	3.09%

1 Year	0.68%	-2.37%

5 Years	2.70%	2.08%

10 Years	3.77%	3.46%

CLASS C SHARES			1.06%	1.88%

1 Year	-0.08%	-1.05%

5 Years	1.94%	1.94%

10 Years	3.02%	3.02%

ADVISOR CLASS SHARES[3]			2.04%	3.62%

1 Year	0.93%	0.93%

5 Years	2.96%	2.96%

10 Years	4.06%	4.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.96%

5 Years	2.46%

10 Years	3.65%

CLASS C SHARES

1 Year	0.38%

5 Years	2.32%

10 Years	3.22%

ADVISOR CLASS SHARES[1]

1 Year	2.38%

5 Years	3.34%

10 Years	4.24%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE

AB HIGH INCOME MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2010 TO 5/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Municipal Portfolio Class A shares (from 5/31/2010 to 5/31/2020) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			3.73%	5.74%

1 Year	-2.97%	-5.88%

5 Years	3.54%	2.91%

10 Years	5.41%	5.10%

CLASS C SHARES			3.11%	4.78%

1 Year	-3.69%	-4.62%

5 Years	2.77%	2.77%

10 Years	4.66%	4.66%

ADVISOR CLASS SHARES[3]			4.10%	6.31%

1 Year	-2.72%	-2.72%

5 Years	3.80%	3.80%

10 Years	5.71%	5.71%

CLASS Z SHARES[3]			4.11%	6.32%

1 Year	-2.60%	-2.60%

Since Inception[4]	2.27%	2.27%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.63%, 0.63% and 0.62% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense, to 0.80%, 1.55%, 0.55% and 0.55% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

4	Inception date: 9/28/2018.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.73%

5 Years	3.82%

10 Years	5.47%

CLASS C SHARES

1 Year	-1.46%

5 Years	3.67%

10 Years	5.02%

ADVISOR CLASS SHARES[1]

1 Year	0.51%

5 Years	4.71%

10 Years	6.07%

CLASS Z SHARES[1]

1 Year	0.55%

Since Inception[2]	4.48%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

2	Inception date: 9/28/2018.

16 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

AB NATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2010 TO 5/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB National Portfolio Class A shares (from 5/31/2010 to 5/31/2020) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND | 17

HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.78%	2.74%

1 Year	0.80%	-2.22%

5 Years	2.96%	2.33%

10 Years	3.80%	3.49%

CLASS C SHARES			1.10%	1.69%

1 Year	0.05%	-0.94%

5 Years	2.20%	2.20%

10 Years	3.06%	3.06%

ADVISOR CLASS SHARES[3]			2.08%	3.20%

1 Year	1.05%	1.05%

5 Years	3.20%	3.20%

10 Years	4.09%	4.09%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.79%, 1.54% and 0.54% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.77%

5 Years	2.77%

10 Years	3.66%

CLASS C SHARES

1 Year	0.42%

5 Years	2.61%

10 Years	3.22%

ADVISOR CLASS SHARES[1]

1 Year	2.53%

5 Years	3.65%

10 Years	4.26%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 19

HISTORICAL PERFORMANCE

AB NEW YORK PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2010 TO 5/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB New York Portfolio Class A shares (from 5/31/2010 to 5/31/2020) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			2.13%	3.59%

1 Year	-0.92%	-3.89%

5 Years	2.44%	1.81%

10 Years	3.05%	2.73%

CLASS C SHARES			1.46%	2.46%

1 Year	-1.66%	-2.63%

5 Years	1.66%	1.66%

10 Years	2.30%	2.30%

ADVISOR CLASS SHARES[3]			2.44%	4.12%

1 Year	-0.67%	-0.67%

5 Years	2.68%	2.68%

10 Years	3.33%	3.33%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82%, 1.57% and 0.57% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, inclusive of interest expense, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 21

HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.30%

5 Years	2.26%

10 Years	2.92%

CLASS C SHARES

1 Year	-0.92%

5 Years	2.13%

10 Years	2.50%

ADVISOR CLASS SHARES[1]

1 Year	1.06%

5 Years	3.17%

10 Years	3.53%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

22 | AB MUNICIPAL INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL INCOME FUND | 23

EXPENSE EXAMPLE (continued)

(unaudited)

AB California Portfolio

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$986.50	$3.72	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class C
Actual	$1,000	$982.80	$7.44	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Advisor Class
Actual	$1,000	$987.70	$2.48	0.50%
Hypothetical**	$1,000	$1,022.50	$2.53	0.50%

AB High Income Municipal Portfolio

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$938.50	$4.12	0.85%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%
Class C
Actual	$1,000	$935.80	$7.74	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%
Advisor Class
Actual	$1,000	$940.50	$2.91	0.60%
Hypothetical**	$1,000	$1,022.00	$3.03	0.60%
Class Z
Actual	$1,000	$940.80	$2.91	0.60%
Hypothetical**	$1,000	$1,022.00	$3.03	0.60%

AB National Portfolio

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.60	$3.73	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class C
Actual	$1,000	$983.90	$7.44	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Advisor Class
Actual	$1,000	$988.80	$2.49	0.50%
Hypothetical**	$1,000	$1,022.50	$2.53	0.50%

24 | AB MUNICIPAL INCOME FUND	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

AB New York Portfolio

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$972.10	$3.70	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class C
Actual	$1,000	$967.50	$7.38	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Advisor Class
Actual	$1,000	$972.40	$2.47	0.50%
Hypothetical**	$1,000	$1,022.50	$2.53	0.50%

*

Expenses are equal to the classes’ annualized expense ratios (interest expense incurred), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME FUND | 25

BOND RATING SUMMARY1

May 31, 2020 (unaudited)

1

All data are as of May 31, 2020. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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BOND RATING SUMMARY1 (continued)

May 31, 2020 (unaudited)

1

All data are as of May 31, 2020. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND | 27

PORTFOLIO OF INVESTMENTS

AB CALIFORNIA PORTFOLIO

May 31, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 95.7%
California – 89.0%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2035-10/01/2037	$18,255	$19,732,166
Anaheim Housing & Public Improvements Authority Series 2016 5.00%, 10/01/2034 (Pre-refunded/ETM)	2,600	2,759,250
5.00%, 10/01/2035 (Pre-refunded/ETM)	2,300	2,440,875
5.00%, 10/01/2036 (Pre-refunded/ETM)	1,380	1,464,525
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	5,000	4,918,800
Series 2020A 5.00%, 10/01/2045	1,500	1,748,370
Series 2020C 5.00%, 10/01/2045	1,000	1,165,580
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 06/01/2033-06/01/2035	3,300	4,039,171
Bay Area Toll Authority Series 2010S-2 5.00%, 10/01/2030 (Pre-refunded/ETM)	2,350	2,387,576
Series 2013S 5.00%, 04/01/2031 (Pre-refunded/ETM)	8,500	9,645,800
5.00%, 04/01/2033 (Pre-refunded/ETM)	4,200	4,766,160
California Community College Financing Authority (NCCD-Orange Coast Properties LLC) Series 2018 5.25%, 05/01/2043-05/01/2048	5,350	5,470,763
California Educational Facilities Authority (Art Center College of Design) Series 2018A 5.00%, 12/01/2044	4,735	4,960,102
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2035	4,415	4,910,893
California Educational Facilities Authority (Leland Stanford Junior University (The)) Series 2007T 5.00%, 03/15/2039	11,035	16,740,536
Series 2016U 5.00%, 06/01/2046	6,985	11,218,958

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (Loma Linda University) Series 2017A 5.00%, 04/01/2047	$4,000	$4,342,640
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/2030	1,250	1,299,050
Series 2015 5.00%, 11/01/2031	2,000	2,276,500
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2035-08/15/2047	7,365	8,326,685
California Health Facilities Financing Authority (Providence St. Joseph Health Obligated Group) Series 2013A 5.00%, 07/01/2033	5,000	5,532,250
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2017A 5.00%, 11/15/2036	1,410	1,644,356
Series 2018A 5.00%, 11/15/2035	1,400	1,639,358
California Housing Finance (California Housing Finance) Series 20192 4.00%, 03/20/2033	8,189	8,355,155
California Infrastructure & Economic Development Bank (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) 5.00%, 01/01/2036(a)	1,500	1,286,805
California Municipal Finance Authority (American Heritage Education Foundation/CA) Series 2016A 5.00%, 06/01/2036-06/01/2046	3,400	3,571,874
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 04/01/2035-04/01/2041	5,960	5,987,844
California Municipal Finance Authority (Biola University, Inc.) Series 2017 5.00%, 10/01/2032-10/01/2039	7,510	8,113,586

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 05/15/2041-05/15/2052	$14,250	$15,451,066
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group) Series 2017A 5.00%, 02/01/2047	7,425	8,271,227
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 01/01/2045	1,295	1,059,440
California Municipal Finance Authority (Inland Regional Center) Series 2015 5.00%, 06/15/2032	5,000	5,991,600
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2036-12/31/2037	9,685	10,673,294
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	8,950	8,593,342
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/2032(b)(c)(d)	2,745	54,900
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2039-11/21/2045(a)	17,740	19,472,482
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	2,200	2,040,170
California Public Finance Authority (Henry Mayo Newhall Memorial Hospital) Series 2017 5.00%, 10/15/2037-10/15/2047	3,665	3,973,365
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 06/01/2042(a)	2,750	2,619,567
California School Finance Authority (Alliance for College Ready Public Schools Obligated Group) 5.25%, 07/01/2052	2,500	2,643,075
Series 2015A 5.00%, 07/01/2045(a)	4,675	4,877,334

30 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037-06/01/2047(a)	$2,765	$2,803,738
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2046-06/01/2051(a)	5,235	5,065,864
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2037(a)	430	435,061
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2035(a)	4,770	4,908,902
California School Finance Authority (Fenton Charter Public Schools) Series 2020A 5.00%, 07/01/2058(a)	625	621,806
California School Finance Authority (Green Dot Public Schools Obligated Group) Series 2015A 5.00%, 08/01/2045(a)	1,000	1,040,070
California School Finance Authority (Kipp SoCal Public Schools) Series 2014A 5.00%, 07/01/2034	600	636,792
Series 2017A 5.00%, 07/01/2037-07/01/2047(a)	3,420	3,673,302
California School Finance Authority (Rocketship Education Obligated Group) Series 2016A 5.00%, 06/01/2036-06/01/2046(a)	3,500	3,397,625
Series 2017A 5.125%, 06/01/2047(a)	700	685,468
Series 2017G 5.00%, 06/01/2037-06/01/2053(a)	1,910	1,813,441
California School Finance Authority (Summit Public Schools Obligated Group) Series 2017 5.00%, 06/01/2053(a)	3,450	3,545,151
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014A 5.625%, 10/01/2034	575	599,696
5.875%, 10/01/2044	1,000	1,045,080
6.00%, 10/01/2049	715	750,700

abfunds.com	AB MUNICIPAL INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California State Public Works Board (California State Public Works Board Lease) Series 2012A 5.00%, 04/01/2037	$5,000	$5,351,700
California Statewide Communities Development Authority (American Baptist Homes of the West Obligated Group) Series 2015 5.00%, 10/01/2026-10/01/2045	5,645	6,068,186
California Statewide Communities Development Authority (Buck Institute for Research on Aging) AGM Series 2014 5.00%, 11/15/2034-11/15/2044	4,500	5,193,880
California Statewide Communities Development Authority (California Baptist University) Series 2017A 5.00%, 11/01/2032-11/01/2041(a)	3,010	3,069,911
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 05/15/2034-05/15/2036	3,910	4,188,710
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2051(a)	2,150	2,027,429
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/2036(a)	5,000	5,159,300
Series 2018A 5.50%, 12/01/2058(a)	1,700	1,742,466
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/2044(a)	1,800	1,800,612
5.375%, 11/01/2049(a)	2,500	2,508,150
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.25%, 07/01/2039-07/01/2052(a)	6,135	6,074,390
Capistrano Unified School District School Facilities Improvement District No. 1 AGM Series 2001B Zero Coupon, 08/01/2025	8,000	6,990,000

32 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Atwater CA Wastewater Revenue AGM Series 2017A 5.00%, 05/01/2040-05/01/2043	$2,000	$2,398,890
City of Encinitas CA (City of Encinitas CA CFD No. 1) Series 2012 5.00%, 09/01/2026-09/01/2029	2,795	3,025,476
City of Fairfield CA (City of Fairfield CA COP) XLCA Zero Coupon, 04/01/2035	3,700	2,696,227
City of Irvine CA (City of Irvine CA Assessment Dist No. 13-1) Series 2013 5.00%, 09/02/2027-09/02/2029	1,760	1,969,095
City of Irvine CA (Irvine Community Facilities District No. 2013-3) Series 2018 5.00%, 09/01/2043-09/01/2048	6,650	7,411,283
City of Long Beach CA Marina System Revenue Series 2015 5.00%, 05/15/2032-05/15/2045	5,600	5,690,587
City of Los Angeles CA Wastewater System Revenue Series 2013B 5.00%, 06/01/2031	5,000	5,639,000
City of Los Angeles Department of Airports Series 2010A 5.00%, 05/15/2025-05/15/2027	4,885	4,922,383
City of Palm Springs CA Series 1991B Zero Coupon, 04/15/2021 (Pre-refunded/ETM)	37,500	37,383,000
City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 09/02/2025-09/02/2030	3,290	3,584,643
City of Redding CA Electric System Revenue NATL Series 1992 9.915%, 07/01/2022 (Pre-refunded/ETM)(e)	400	444,844
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 08/01/2033	10,090	12,188,115

abfunds.com	AB MUNICIPAL INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2033-09/01/2034	$2,320	$2,658,687
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2036	755	832,342
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2017A 5.00%, 03/01/2033-03/01/2037	8,400	9,693,110
Series 2017B 5.00%, 03/01/2035	3,000	3,603,060
City of San Jose CA Hotel Tax Revenue Series 2011 6.125%, 05/01/2031	5,000	5,100,100
City of Santa Clara CA Electric Revenue Series 2011A 5.00%, 07/01/2030 (Pre-refunded/ETM)	1,810	1,902,111
City of Upland CA (San Antonio Regional Hospital) Series 2017 5.00%, 01/01/2032-01/01/2047	3,750	4,152,155
Coast Community College District Series 2019F 3.00%, 08/01/2036-08/01/2038	3,965	4,267,327
County of Sacramento CA (North Vineyard District 2005-2) Series 2016 5.00%, 09/01/2040-09/01/2045	2,240	2,464,725
County of Sacramento CA Airport System Revenue Series 2016B 5.00%, 07/01/2036	1,755	1,997,804
El Dorado Irrigation District Series 2016C 5.00%, 03/01/2036	4,750	5,762,035
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2040	4,000	4,316,880
Garden Grove Unified School District Series 2013C 5.00%, 08/01/2032 (Pre-refunded/ETM)	2,535	2,890,889

34 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	$12,940	$12,945,564
Imperial Irrigation District Electric System Revenue Series 2016C 5.00%, 11/01/2031-11/01/2036	2,500	3,014,780
Irvine Unified School District Series 2017B 5.00%, 09/01/2047	1,000	1,130,040
Jurupa Unified School District Series 2017B 5.00%, 08/01/2034-08/01/2035	1,535	1,906,429
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2031-09/01/2035	4,525	5,034,125
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2028-11/01/2029	6,580	7,002,303
Los Angeles Community College District/CA Series 2019K 4.00%, 08/01/2038	2,500	2,830,025
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2016A 5.00%, 06/01/2032	3,500	4,301,780
Los Angeles Unified School District/CA Series 2020R 4.00%, 07/01/2036-07/01/2044	20,500	24,366,620
Los Angeles Unified School District/CA (Los Angeles Unified School District/CA COP) Series 2012B 5.00%, 10/01/2028-10/01/2029	9,220	10,002,221
M-S-R Energy Authority (Citigroup, Inc.) Series 2009A 6.50%, 11/01/2039	830	1,241,639
Series 2009B 6.50%, 11/01/2039	10,000	14,959,500
Menifee Union School District Series 2018 5.00%, 09/01/2043-09/01/2048	2,215	2,434,826

abfunds.com	AB MUNICIPAL INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2031-08/01/2033	$5,340	$6,234,934
Orange County Transportation Authority (91 Express Lanes Toll Road) Series 2013 5.00%, 08/15/2029	2,360	2,618,986
Orange County Water District Series 2019C 4.00%, 08/15/2034	1,250	1,513,400
Oxnard Financing Authority AGM Series 2014 5.00%, 06/01/2031	5,250	6,035,767
Palomar Health Series 2016A 5.00%, 08/01/2031	1,285	1,448,234
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2036	5,000	5,630,350
Series 2017 5.00%, 11/01/2042	1,000	1,114,250
Poway Unified School District (Poway Unified School District CFD No. 6) Series 2012 5.00%, 09/01/2026	970	1,066,534
Poway Unified School District Public Financing Authority Series 2015A 5.00%, 09/01/2033-09/01/2034	2,495	2,770,833
Redding Joint Powers Financing Authority Series 2015A 5.00%, 06/01/2030	1,350	1,652,279
Rialto Redevelopment Agency Series 2018 5.00%, 09/01/2032-09/01/2037	3,235	3,965,067
Riverside County Transportation Commission Series 2013A 5.25%, 06/01/2032 (Pre-refunded/ETM)	9,165	10,541,400
Sacramento Area Flood Control Agency Series 2016A 5.00%, 10/01/2035	5,000	6,170,050
Sacramento Regional Transit District Series 2012 5.00%, 03/01/2036 (Pre-refunded/ETM)	680	688,133
5.00%, 03/01/2036-03/01/2042	2,445	2,451,263

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Diego County Regional Airport Authority 5.00%, 07/01/2035-07/01/2040	$2,155	$2,596,036
Series 2019A 4.00%, 07/01/2037-07/01/2038	4,500	5,019,825
San Diego County Water Authority Series 2011B 5.00%, 05/01/2029-05/01/2030	16,115	16,821,837
San Diego Unified School District/CA Series 2013C 5.00%, 07/01/2032	3,180	3,603,194
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2012A 5.00%, 05/01/2027-05/01/2028	7,000	7,447,160
Series 2017A 5.00%, 05/01/2042	2,000	2,272,220
Series 2019A 5.00%, 05/01/2044	17,435	20,320,841
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2018B 5.00%, 10/01/2035	2,055	2,586,875
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2029	1,310	1,394,089
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 08/01/2033-08/01/2035	2,000	2,323,410
Series 2016C 5.00%, 08/01/2032-08/01/2035	2,000	2,328,460
San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 01/01/2021 (Pre-refunded/ETM)	20,000	19,958,200
Zero Coupon, 01/01/2023 (Pre-refunded/ETM)	25,000	24,680,000
Sierra Joint Community College District School Facilities District No. 2 NATL Series 2007B Zero Coupon, 06/01/2032	5,485	4,433,251

abfunds.com	AB MUNICIPAL INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 07/01/2033-07/01/2034	$8,200	$9,551,214
State of California 5.00%, 04/01/2029	10,000	13,395,000
Series 2004 5.30%, 04/01/2029	5	5,018
Series 2013 5.00%, 02/01/2031	5,000	5,536,350
Series 2014 5.00%, 12/01/2030	2,000	2,281,580
Series 2017 5.00%, 08/01/2035	5,000	6,100,300
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 09/01/2033-09/01/2034	3,800	4,492,396
Successor Agency to Richmond Community Redevelopment Agency Series 2010A 5.75%, 09/01/2025	1,030	1,041,268
6.00%, 09/01/2030	1,395	1,409,117
Successor Agency to the Redev of San Francisco – Mission Bay North Series 2016A 5.00%, 08/01/2032-08/01/2036	3,500	4,067,729
Tejon Ranch Public Facilities Finance Authority (Tejon Ranch Public Facilities Finance Authority CFD No. 1) Series 2012 5.25%, 09/01/2026-09/01/2028	2,375	2,543,471
5.50%, 09/01/2030-09/01/2033	2,135	2,274,084
Tobacco Securitization Authority of Southern California 2.25%, 06/01/2029	435	446,145
5.00%, 06/01/2037-06/01/2048	15,500	17,131,035
Turlock Irrigation District 5.00%, 01/01/2038-01/01/2041(f)	9,500	12,017,515
Tustin Community Facilities District No. 06-1 Series 2015A 5.00%, 09/01/2032-09/01/2035	3,780	4,404,294
Upland Unified School District Series 2011C Zero Coupon, 08/01/2035	1,020	747,976

38 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Walnut Energy Center Authority Series 2014 5.00%, 01/01/2031-01/01/2032	$7,700	$9,091,030
Washington Township Health Care District Series 2017B 5.00%, 07/01/2032-07/01/2033	3,500	4,066,000
West Contra Costa Healthcare District Series 2011 6.00%, 07/01/2032 (Pre-refunded/ETM)	1,050	1,116,297

		817,233,237

Alabama – 0.2%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	1,710	1,745,294

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	1,605	1,910,047
Series 2015A 6.625%, 09/01/2035	430	483,767

		2,393,814

District of Columbia – 0.0%
District of Columbia (Freedom Forum, Inc. (The)) NATL Series 2002A 0.476%, 08/01/2037(g)	350	350,000

Florida – 1.1%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 06/01/2048(a)	285	253,599
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 0.62%, 01/01/2049	10,015	10,012,997

		10,266,596

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2037-01/01/2059	1,390	1,524,880

abfunds.com	AB MUNICIPAL INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam – 1.3%
Guam Government Waterworks Authority Series 2016 5.00%, 01/01/2046	$1,335	$1,425,393
Guam Power Authority Series 2017A 5.00%, 10/01/2036-10/01/2040	5,240	5,611,766
Territory of Guam 5.00%, 11/15/2031	235	236,878
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	4,675	4,997,138

		12,271,175

Illinois – 0.6%
Chicago Board of Education Series 2018A 5.00%, 12/01/2031	2,000	2,007,440
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	3,445	3,309,439

		5,316,879

Louisiana – 0.0%
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)(f)	335	367,204

Michigan – 0.0%
City of Detroit MI 5.00%, 04/01/2036	305	312,393

New York – 0.1%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	535	521,753

Ohio – 0.9%
Buckeye Tobacco Settlement Financing Authority Series 2020B 5.00%, 06/01/2055	6,890	6,952,630
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	1,700	1,700,000

		8,652,630

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.3%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	$1,000	$1,060,880
NATL Series 2007V 5.25%, 07/01/2035	100	98,236
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	775	814,889
AGC Series 2007C 5.50%, 07/01/2031	140	151,549
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	2,090	2,223,162
NATL Series 2005L 5.25%, 07/01/2035	130	127,752
NATL Series 2007N 5.25%, 07/01/2032	165	162,956
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	2,110	2,178,575
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	335	345,050
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2029	847	612,669
Series 2019A 4.329%, 07/01/2040	1,065	1,022,400
4.55%, 07/01/2040	90	88,988
5.00%, 07/01/2058	2,650	2,652,014

		11,539,120

Tennessee – 0.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	1,010	900,556

abfunds.com	AB MUNICIPAL INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 0.5%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	$1,805	$1,818,195
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 06/30/2040	3,050	3,065,219

		4,883,414

Washington – 0.1%
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019A 5.00%, 01/01/2044-01/01/2055(a)	640	546,301

Wisconsin – 0.0%
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2054	115	101,196

Total Long-Term Municipal Bonds (cost $854,558,771)		878,926,442

Short-Term Municipal Notes – 2.2%
California – 2.2%
City of Los Angeles CA 5.00%, 06/25/2020 (cost $20,049,626)	20,000	20,063,400

Total Municipal Obligations (cost $874,608,397)		898,989,842

42 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(h)(i)(j) (cost $14,940,152)	14,940,152	$14,940,152

Total Investments – 99.5% (cost $889,548,549)		913,929,994
Other assets less liabilities – 0.5%		4,719,640

Net Assets – 100.0%		$918,649,634

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	9,650	08/09/2024	1.690%	CPI#	Maturity	$(351,927)	$—	$(351,927)
USD	23,820	01/15/2025	1.671%	CPI#	Maturity	(863,816)	—	(863,816)
USD	8,816	01/15/2025	1.637%	CPI#	Maturity	(318,941)	—	(318,941)
USD	20,520	01/15/2028	1.230%	CPI#	Maturity	(34,792)	—	(34,792)
USD	19,724	01/15/2025	1.673%	CPI#	Maturity	(751,345)	—	(751,345)
USD	16,260	01/15/2028	0.735%	CPI#	Maturity	648,295	—	648,295

						$(1,672,526)	$—	$(1,672,526)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	67,480	06/17/2021	3 Month LIBOR	1.907%	Quaterly/ Semi-Annual	$1,598,617	$—	$1,598,617
USD	31,820	08/09/2022	3 Month LIBOR	1.486%	Quaterly/ Semi-Annual	999,914	—	999,914
USD	3,508	02/05/2025	3 Month LIBOR	1.361%	Quaterly/ Semi-Annual	180,745	—	180,745
USD	7,882	02/06/2025	3 Month LIBOR	1.419%	Quaterly/ Semi-Annual	429,598	—	429,598
USD	5,370	04/15/2044	3 Month LIBOR	0.962%	Semi-Annual/ Quarterly	(52,058)	—	(52,058)

						$3,156,816	$—	$3,156,816

abfunds.com	AB MUNICIPAL INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	22,651	09/20/2020	2.263%	CPI#	Maturity	$(594,563)	$—	$(594,563)
Barclays Bank PLC	USD	22,959	10/15/2020	2.208%	CPI#	Maturity	(580,826)	—	(580,826)
Barclays Bank PLC	USD	11,599	10/15/2020	2.210%	CPI#	Maturity	(294,029)	—	(294,029)
Citibank, N.A.	USD	16,700	10/17/2020	2.220%	CPI#	Maturity	(426,668)	—	(426,668)
JPMorgan Chase Bank, N.A.	USD	20,343	08/30/2020	2.210%	CPI#	Maturity	(509,770)	—	(509,770)

							$(2,405,856)	$—	$(2,405,856)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	USD	12,620	10/09/2029	1.120%	SIFMA*	Quarterly	$(693,457)	$—	$(693,457)
Citibank, N.A.	USD	12,620	10/09/2029	1.125%	SIFMA*	Quarterly	(699,997)	—	(699,997)

							$(1,393,454)	$—	$(1,393,454)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, the aggregate market value of these securities amounted to $88,210,240 or 9.6% of net assets.

(b)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/2032	12/22/2011	$2,745,000	$54,900	0.01%

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Inverse floater security.

(f)	When-Issued or delayed delivery security.

(g)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2020 and the aggregate market value of this security amounted to $350,000 or 0.04% of net assets.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

44 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.2% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AD – Assessment District

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 45

PORTFOLIO OF INVESTMENTS

AB HIGH INCOME MUNICIPAL PORTFOLIO

May 31, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.5%
Alabama – 1.6%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	$18,565	$21,131,425
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	22,695	23,163,425

		44,294,850

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	515	612,881
Series 2015A 6.625%, 09/01/2035	7,095	7,982,159

		8,595,040

Arizona – 1.2%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	9,185	9,202,278
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020A 4.00%, 07/15/2050(a)	1,000	818,400
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	2,865	2,408,090
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 07/01/2044	10,690	11,139,194
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 07/01/2052(a)	2,170	2,286,160

46 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Reid Traditional Schools Painted Rock Academy) Series 2016 5.00%, 07/01/2047	$1,375	$1,467,840
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 05/01/2025	1,555	1,645,843
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/2042-12/01/2046	3,000	2,906,940
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/2047(a)	1,225	1,178,584

		33,053,329

California – 7.4%
Abag Finance Authority for Nonprofit Corps. (Covia Communities) Series 2011 6.125%, 07/01/2041	2,400	2,439,696
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2035	5,000	5,413,650
California Housing Finance Series 20192 4.00%, 03/20/2033	5,550	5,663,051
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 04/01/2035	2,000	2,017,780
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 01/01/2032(a)	1,000	1,010,270
6.875%, 01/01/2042(a)	3,500	3,543,715
Series 2014 5.00%, 01/01/2035	1,050	910,130
5.25%, 01/01/2045	2,025	1,656,653
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) 5.00%, 12/31/2047	3,000	3,240,570
Series 2018A 5.00%, 12/31/2043	2,000	2,168,540

abfunds.com	AB MUNICIPAL INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 08/01/2047	$1,675	$1,680,293
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 06/01/2034	3,800	4,090,776
7.25%, 06/01/2043	6,565	7,076,151
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 06/01/2043	3,120	3,218,374
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/2032(b)(c)(d)	3,795	75,900
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	8,595	8,809,617
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	515	477,585
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 06/01/2052(a)	2,045	1,894,733
California School Finance Authority (Alliance for College Ready Public Schools Obligated Group) Series 2016A 5.00%, 07/01/2046-07/01/2051(a)	5,250	5,468,208
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	1,165	1,168,413
California School Finance Authority (Kipp SoCal Public Schools) Series 2014A 5.125%, 07/01/2044	2,850	2,995,179
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 08/01/2034(a)	1,000	1,066,230
6.75%, 08/01/2044(a)	6,180	6,629,286

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011A 7.25%, 08/01/2041	$2,000	$2,085,840
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/2034	3,470	3,557,270
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2048(a)	6,080	6,186,826
Series 2016A 5.00%, 12/01/2041-12/01/2046(a)	10,185	10,412,497
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/2041	3,890	4,143,122
California Statewide Communities Development Authority (Rocklin Academy (The)) Series 2011A 8.25%, 06/01/2041	3,940	4,113,951
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 5.625%, 10/01/2032	1,000	1,032,160
6.00%, 10/01/2047	1,000	1,032,760
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/2041	4,500	4,576,860
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	56,635	56,659,353
San Diego Unified School District/CA Series 2010C Zero Coupon, 07/01/2046	10,950	5,483,322
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 01/15/2044	5,600	5,992,224
Series 2014B 5.25%, 01/15/2044	4,000	4,260,880

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/2036	$3,600	$3,600,792
Tobacco Securitization Authority of Southern California Zero Coupon, 06/01/2054	6,520	1,033,420
5.00%, 06/01/2039	680	812,770
University of California Series 2013A 5.00%, 05/15/2032-05/15/2033	14,820	16,577,924

		204,276,771

Colorado – 1.4%
Broadway Station Metropolitan District No. 3 5.00%, 12/01/2039-12/01/2049	2,500	2,216,895
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(a)	5,730	5,472,608
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/2043	1,250	1,264,775
Clear Creek Station Metropolitan District No. 2 Series 2017A 5.00%, 12/01/2047	1,000	930,000
Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/2044	890	930,290
5.125%, 11/01/2049	765	801,812
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2038	735	760,512
5.00%, 08/01/2039-08/01/2044(e)	9,595	10,750,779
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.125%, 12/01/2045(a)	1,750	1,731,082
6.25%, 12/01/2050(a)	1,000	998,640
Copper Ridge Metropolitan District 5.00%, 12/01/2039	1,405	1,288,582
Copperleaf Metropolitan District No. 2 Series 2015 5.75%, 12/01/2045	1,000	1,005,960
E-470 Public Highway Authority Series 2010C 5.25%, 09/01/2025	600	604,368
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(a)	1,000	995,050

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

STC Metropolitan District No. 2 Series 2019A 5.00%, 12/01/2038	$1,060	$1,010,498
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 2) Series 2015A 5.75%, 12/01/2045	1,610	1,645,194
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2047	2,000	1,843,140
Three Springs Metropolitan District No. 3 Series 2010 7.75%, 12/01/2039	2,545	2,552,559
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	230	243,781
5.00%, 12/01/2027-12/01/2050(f)	670	823,915

		37,870,440

Connecticut – 1.1%
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020A 4.00%, 07/01/2036-07/01/2038	2,350	2,526,966
State of Connecticut Series 2013E 5.00%, 08/15/2031(e)	7,850	8,579,579
Series 2018A 5.00%, 04/15/2037	3,885	4,596,926
Series 2018E 5.00%, 09/15/2037	1,000	1,190,500
State of Connecticut Special Tax Revenue 4.00%, 05/01/2036(e)	3,500	3,926,685
Series 2017 S-3 4.00%, 05/01/2039(e)	9,015	10,048,029

		30,868,685

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 09/01/2042	575	591,549

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.8%
District of Columbia (American Society of Hematology, Inc. (The)) Series 2009 5.00%, 07/01/2036	$3,000	$3,259,590
District of Columbia (Freedom Forum Inc. (The)) NATL 0.476%, 08/01/2038(g)	4,300	4,300,000
0.506%, 08/01/2038(g)	25	25,000
NATL Series 2002B 0.506%, 08/01/2037(g)	650	650,000
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 06/01/2042	2,660	2,739,747
Series 2016A 5.00%, 06/01/2041-06/01/2046	3,705	3,940,689
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 07/01/2042-07/01/2048	6,800	7,383,880

		22,298,906

Florida – 4.3%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/2042-10/01/2046	4,065	4,354,268
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014A 5.00%, 12/01/2044	4,000	4,349,040
Bexley Community Development District Series 2016 4.875%, 05/01/2047	2,090	2,094,702
Cape Coral Health Facilities Authority (Gulf Care, Inc.) Series 2015 6.00%, 07/01/2050(a)	1,550	1,201,824
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	1,500	1,301,655

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Capital Trust Agency, Inc. (Franklin Academy – Cooper City Campus) 5.00%, 12/15/2040-12/15/2055(a)	$3,365	$3,294,715
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 06/01/2048(a)	3,230	2,874,119
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 09/01/2037-09/01/2042	1,500	1,557,365
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015A 5.00%, 12/01/2044	6,830	7,336,308
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2035-10/01/2039	1,595	825,599
County of Palm Beach FL (Provident Group-PBAU Properties LLC) 5.00%, 04/01/2039-04/01/2051(a)	2,470	2,272,767
Florida Atlantic University Finance Corp. Series 2019A 5.00%, 07/01/2031-07/01/2036	11,700	14,826,552
Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 03/01/2044-03/01/2049	2,240	2,285,255
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	6,710	6,710,671
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/2029	4,365	4,635,805
Series 2014 5.00%, 11/15/2039-11/15/2044	14,850	15,817,516
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	25,135	28,147,106

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Sarasota County Health Facilities Authority (Village On the Isle) Series 2017A 5.00%, 01/01/2047-01/01/2052	$6,950	$6,164,364
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 6.00%, 04/01/2042	9,050	9,810,109

		119,859,740

Georgia – 0.7%
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2047	2,650	2,926,554
Municipal Electric Authority of Georgia 5.00%, 01/01/2038-01/01/2059	9,945	10,775,246
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 04/01/2044	5,000	5,353,900

		19,055,700

Guam – 0.2%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.875%, 12/01/2040	910	924,232
Guam Government Waterworks Authority Series 2020A 5.00%, 01/01/2050(f)	2,790	3,083,062
Territory of Guam 5.00%, 11/15/2031	1,020	1,028,150

		5,035,444

Idaho – 0.1%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 02/01/2036	4,000	4,091,200

Illinois – 12.2%
Chicago Board of Education Series 2011A 5.25%, 12/01/2041	5,000	4,861,950
Series 2015C 5.25%, 12/01/2035-12/01/2039	15,500	15,329,257

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016A 7.00%, 12/01/2044	$3,095	$3,356,249
Series 2017A 7.00%, 12/01/2046(a)	4,975	5,511,106
Series 2017B 6.75%, 12/01/2030(a)	11,365	12,857,452
7.00%, 12/01/2042(a)	2,400	2,671,848
Series 2017C 5.00%, 12/01/2034	5,055	5,024,468
Series 2017G 5.00%, 12/01/2044	8,150	7,716,909
Series 2018A 5.00%, 12/01/2028-12/01/2033	11,150	11,225,502
Series 2018C 5.00%, 12/01/2026	4,900	5,001,479
Series 2019A 5.00%, 12/01/2029-12/01/2030	3,255	3,302,027
Series 2019B 5.00%, 12/01/2030-12/01/2033	1,775	1,782,225
Chicago O’Hare International Airport Series 2017D 5.25%, 01/01/2036	5,000	5,783,050
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.75%, 01/01/2043	2,055	2,162,949
City of Chicago IL Series 2012A 5.00%, 01/01/2034	695	684,207
Series 2014A 5.00%, 01/01/2023-01/01/2036	2,485	2,510,429
Series 20152 5.00%, 01/01/2025	400	416,264
Series 2015A 5.50%, 01/01/2033	1,000	1,033,980
Series 2016C 5.00%, 01/01/2038	590	589,162
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052(h)	7,950	5,404,489
Illinois Finance Authority 4.00%, 08/15/2036-08/15/2041(e)	16,250	18,032,075

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2034	$3,000	$3,535,020
Illinois Finance Authority (CHF-Chicago LLC) Series 2017A 5.00%, 02/15/2047-02/15/2050	2,790	2,752,267
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2035-09/01/2041	2,155	2,002,056
5.00%, 09/01/2036-09/01/2040	1,540	1,617,320
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/2048	1,300	1,340,612
Illinois Finance Authority (Lutheran Life Communities Obligated Group) Series 2019A 5.00%, 11/01/2040-11/01/2049	2,100	1,856,823
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.33%, 05/15/2048	4,344	2,823,275
6.44%, 05/15/2055	8,560	5,563,675
Series 2016C 2.00%, 05/15/2055(c)(d)(h)	2,277	22,770
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 05/15/2043	7,500	7,718,325
Series 2015 5.25%, 05/15/2050	2,300	2,038,145
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 08/01/2049	1,075	1,099,478
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 08/15/2044	4,500	4,860,810
Illinois State Toll Highway Authority Series 2015B 5.00%, 01/01/2036	4,150	4,821,885

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	$9,685	$9,303,895
Series 2012 Zero Coupon, 12/15/2041-12/15/2051	49,175	12,681,713
Series 2012B 4.25%, 06/15/2042	1,000	891,320
Series 2017A 5.00%, 06/15/2057	12,475	11,859,733
Series 2017B Zero Coupon, 12/15/2054	8,000	1,236,160
State of Illinois Series 2014 5.00%, 05/01/2029-05/01/2036	30,065	30,226,948
Series 2016 5.00%, 02/01/2025-11/01/2035	43,000	43,538,570
Series 2017A 5.00%, 12/01/2034	6,800	6,876,228
Series 2017D 5.00%, 11/01/2024-11/01/2028	22,035	22,383,903
Series 2018A 5.00%, 10/01/2028-05/01/2030	10,520	10,659,358
Series 2018B 5.00%, 10/01/2024	5,000	5,093,150
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016A 4.50%, 03/01/2033(h)	9,416	8,417,057
Series 2016B 7.00%, 03/01/2033	4,139	3,756,101
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 03/01/2025	2,276	2,281,417
5.00%, 03/01/2036(h)	8,969	8,664,772
Series 2015B 6.00%, 03/01/2036	2,779	2,799,203

		337,979,066

Indiana – 1.9%
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,715	4,003,693

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 08/15/2045	$2,010	$2,018,522
Indiana Finance Authority (Marquette Manor LLC) Series 2012 4.75%, 03/01/2032	5,535	5,541,033
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 03/01/2039	2,675	2,682,624
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2044-07/01/2048	22,595	23,534,002
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	15,145	12,733,462
Town of Chesterton IN (StoryPoint Obligated Group) Series 2016 6.375%, 01/15/2051(a)	2,000	1,759,220

		52,272,556

Iowa – 0.4%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	6,060	6,078,604
Xenia Rural Water District Series 2016 5.00%, 12/01/2041	4,000	4,568,760

		10,647,364

Kansas – 0.4%
City of Lawrence KS (Lawrence Memorial Hospital/KS) Series 2018 5.00%, 07/01/2043	7,500	8,672,925
Overland Park Development Corp. (City of Overland Park KS) 5.00%, 03/01/2044-03/01/2049	1,515	1,441,980

		10,114,905

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.9%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 4.00%, 02/01/2038	$745	$758,030
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2046	1,430	1,547,432
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044-08/01/2049(e)	14,640	16,343,653
Kentucky Economic Development Finance Authority (Louisville Arena Authority, Inc.) AGM Series 2017A 5.00%, 12/01/2045	5,000	5,623,000
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	7,765	7,134,560
5.50%, 11/15/2045	2,350	2,166,018
Series 2016A 5.00%, 05/15/2046-05/15/2051	8,000	6,434,435
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2037	4,045	4,281,349
5.25%, 06/01/2041	3,650	3,884,366
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.75%, 11/15/2050	2,650	2,150,608
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020A 5.00%, 10/01/2037-10/01/2038	1,715	1,994,340

		52,317,791

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana – 1.4%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 07/01/2041(b)	$5,775	$5,853,829
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.25%, 11/15/2045	7,625	7,663,049
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2041	5,000	5,734,250
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047	25	31,323
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/2039(b)(c)	7,250	73
Series 2014A 8.375%, 07/01/2039(b)(c)	17,000	170
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2016A 5.00%, 07/01/2051(e)	10,000	10,727,300
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2048	2,350	2,647,298
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)(f)	1,760	1,929,189
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2037	4,600	4,527,596

		39,114,077

Maine – 0.9%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	7,270	7,718,559

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 6.75%, 07/01/2036-07/01/2041	$8,440	$8,691,618
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 07/01/2039(e)	8,100	8,914,941

		25,325,118

Maryland – 0.5%
City of Westminster MD (Lutheran Village at Miller’s Grant, Inc. (The)) Series 2014A 6.00%, 07/01/2034	1,500	1,528,650
6.125%, 07/01/2039	750	762,232
6.25%, 07/01/2044	2,000	2,033,620
County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017A 5.00%, 09/01/2037-09/01/2045(a)	2,885	2,781,588
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2040-07/01/2045	5,275	5,736,086
State of Maryland Series 2019A 2.00%, 08/01/2032	2,360	2,394,267

		15,236,443

Massachusetts – 3.3%
Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 01/01/2047	16,595	17,523,656
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/2034-10/01/2043	5,500	5,949,144
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 07/01/2034-07/01/2047	5,080	4,493,172

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 07/01/2042	$5,000	$5,078,450
Series 2014 5.125%, 07/01/2044	1,000	1,018,800
Massachusetts Development Finance Agency (NewBridge on the Charles, Inc.) Series 2017 5.00%, 10/01/2037(a)	1,000	1,011,550
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2019A 5.00%, 07/01/2036-07/01/2044	10,430	11,717,439
Massachusetts Development Finance Agency (Zero Waste Solutions LLC)
Series 2017 8.00%, 12/01/2022(i)	12,175	10,142,505
Series 2017A 7.75%, 12/01/2044(i)	5,200	3,863,704
Massachusetts Port Authority Series 2019A 5.00%, 07/01/2036-07/01/2038(e)	16,600	19,855,691
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012B 5.00%, 08/15/2030(e)	10,000	10,927,700

		91,581,811

Michigan – 2.2%
City of Detroit MI 5.00%, 04/01/2037	1,700	1,735,717
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 07/01/2041	1,425	1,497,675
Detroit City School District Series 2012A 5.00%, 05/01/2030-05/01/2031	4,015	4,302,809
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/2047-11/01/2052	2,245	1,865,548
Michigan Finance Authority 5.00%, 12/01/2045	45	56,616

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2014C-2 5.00%, 07/01/2044	$2,000	$2,090,440
Series 2014C-6 5.00%, 07/01/2033	2,750	3,080,193
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D-4 5.00%, 07/01/2030	1,000	1,130,570
Series 2014D4 5.00%, 07/01/2029	1,400	1,588,132
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2039-07/01/2044	14,780	15,591,174
Michigan Finance Authority (Trinity Health Corp.) 5.00%, 12/01/2045	2,955	3,300,705
Michigan Strategic Fund (Canterbury Health Care, Inc. Obligated Group) Series 2016 5.00%, 07/01/2051(a)	580	463,809
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2007A 6.00%, 06/01/2048	23,470	23,470,235
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc. Obligated Group) Series 2016A 5.00%, 07/01/2046(a)	1,895	1,548,196

		61,721,819

Minnesota – 0.4%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018A 5.00%, 11/15/2049	10,250	11,512,595

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.4%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036-09/01/2046	$8,685	$9,588,081
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) 4.00%, 01/01/2036-01/01/2037	1,180	1,323,325
5.00%, 01/01/2035	750	913,883

		11,825,289

Missouri – 0.8%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2036	1,900	2,021,505
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2011 6.00%, 02/01/2041	1,750	1,776,390
Health & Educational Facilities Authority of the State of Missouri (St. Luke’s Health System Obligated Group/MO) Series 2018A 5.00%, 11/15/2043	1,250	1,417,675
I-470 Western Gateway Transportation Development District (I-470 Western Gateway Transportation Development District Sales Tax) Series 2019A 5.25%, 12/01/2048(a)	5,000	4,541,450
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	1,970	1,699,421
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2051(i)	2,885	1,794,239
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 08/15/2036-08/15/2051	10,000	8,308,147

		21,558,827

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.25%, 09/01/2037	$1,500	$1,619,985
Douglas County Hospital Authority No. 2 (Madonna Rehabilitation Hospital Obligated Group) Series 2014 5.00%, 05/15/2044	4,015	4,335,116

		5,955,101

Nevada – 0.3%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 07/01/2058(a)	8,000	859,120
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	2,550	2,377,824
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2045	3,000	3,315,450
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	1,635	1,594,223

		8,146,617

New Hampshire – 0.8%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	7,806	7,988,911
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020A 5.00%, 08/01/2059	3,620	4,961,681
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 01/01/2042	4,585	4,742,724
Series 2016 5.00%, 01/01/2046	4,285	4,753,865

		22,447,181

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey – 7.4%
City of Bayonne NJ BAM Series 2016 5.00%, 07/01/2039	$2,500	$2,973,775
City of Ocean City NJ 2.25%, 09/15/2032	3,805	3,909,029
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) 5.00%, 06/15/2040	2,845	2,899,567
Series 2014P 5.00%, 06/15/2029	5,900	6,167,801
Series 2015W 5.25%, 06/15/2040	4,725	4,888,438
Series 2017B 5.00%, 11/01/2026	10,000	10,739,000
Series 2017D 5.00%, 06/15/2042	5,000	5,141,500
Series 2018A 5.00%, 06/15/2047	5,000	5,120,000
Series 2019M 5.00%, 06/15/2034	1,200	1,272,048
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	9,780	10,575,603
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037-10/01/2047	10,750	11,241,910
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 06/15/2043	7,515	7,937,944
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	4,140	4,088,830
Series 2000B 5.625%, 11/15/2030	4,525	4,544,458
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020A 4.00%, 07/01/2050	1,195	1,206,926

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2028(j)	$13,615	$14,787,660
5.00%, 06/15/2029	8,525	9,213,479
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2039-06/15/2046	3,190	3,290,063
Series 2013A 5.00%, 06/15/2036	5,000	5,089,800
Series 2015A 5.00%, 06/15/2045	1,000	1,017,770
Series 2018A 5.00%, 12/15/2033-12/15/2035	21,245	22,387,416
Series 2019B 4.00%, 06/15/2036-06/15/2037	2,985	2,814,622
South Jersey Transportation Authority Series 2014A 5.00%, 11/01/2039	7,765	8,253,652
Tobacco Settlement Financing Corp. Series 2018B 5.00%, 06/01/2046	52,440	54,974,425

		204,535,716

New Mexico – 0.5%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 07/01/2042	8,155	8,640,304
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019L 5.00%, 07/01/2039-07/01/2049	4,380	4,051,739

		12,692,043

New York – 5.4%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2039	6,950	7,067,941
5.50%, 11/01/2044	2,875	2,959,812

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 01/01/2022(b)	$5,000	$4,842,200
Metropolitan Transportation Authority Series 2015A 5.00%, 11/15/2045	4,830	5,038,704
Series 2016A 5.00%, 11/15/2032	1,295	1,378,489
Series 2016B 5.00%, 11/15/2037	13,265	13,901,720
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2050	1,845	1,533,509
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 5.875%, 01/01/2023	598	569,740
6.50%, 01/01/2032	1,399	1,204,212
6.70%, 01/01/2049	5,990	4,647,620
Series 2014B 5.50%, 07/01/2020	69	68,657
Series 2014C 2.00%, 01/01/2049(c)(d)(h)	1,933	289,952
New York City Housing Development Corp. 2.55%, 08/01/2040	1,355	1,364,675
New York City Municipal Water Finance Authority Series 2013D 5.00%, 06/15/2034	10,000	11,146,100
New York City NY Transitional 5.00%, 02/01/2032(e)	8,640	9,535,536
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/2028	10,000	10,946,900
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 03/15/2044	1,900	2,002,011
New York NY GO Series 2013A-1 5.00%, 10/01/2028(e)	9,500	10,353,860

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041	$17,110	$17,941,717
5.25%, 01/01/2050	8,000	8,410,080
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	6,065	5,617,888
Port Authority of New York & New Jersey (Delta Air Lines, Inc.) Series 2010 6.00%, 12/01/2042	2,285	2,300,264
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/2028-11/15/2029	11,175	12,281,665
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	4,270	3,677,922
5.25%, 09/15/2042-09/15/2053	11,510	9,515,953

		148,597,127

North Carolina – 0.2%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/2047	1,000	1,151,890
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2035	1,625	1,444,024
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 09/01/2041-09/01/2046	2,250	2,065,512

		4,661,426

North Dakota – 0.3%
County of Grand Forks ND (Red River Biorefinery LLC) 6.375%, 12/15/2043	3,650	2,835,648
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2043	5,000	5,217,950

		8,053,598

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio – 6.9%
Buckeye Tobacco Settlement Financing Authority Series 2020B Zero Coupon, 06/01/2057	$36,605	$4,726,072
5.00%, 06/01/2055	101,710	102,634,544
County of Allen/OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017A 5.00%, 08/01/2042	1,465	1,702,740
County of Cuyahoga/OH (MetroHealth System (The)) 5.00%, 02/15/2052	2,500	2,585,700
Series 2017 5.00%, 02/15/2042	26,100	27,411,264
5.25%, 02/15/2047	7,575	8,046,847
County of Franklin OH (First Community Village Obligated Group) 5.00%, 07/01/2049	2,900	2,628,415
Series 2013 5.625%, 07/01/2047	11,835	11,826,242
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 01/01/2042	1,000	944,470
County of Marion OH (United Church Homes, Inc. Obligated Group) 5.00%, 12/01/2039	565	480,386
5.125%, 12/01/2049	690	557,748
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	2,135	1,206,937
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.125%, 01/15/2050(h)	1,560	1,254,848
Series 20151 7.00%, 01/15/2040(h)	5,265	4,233,639
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	12,525	12,493,687

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	$2,730	$2,730,000
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(a)	1,540	1,547,253
Ohio Air Quality Development Authority (Pratt Paper/OH, Inc.) Series 2017 4.50%, 01/15/2048(a)	2,625	2,637,023
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	1,510	1,510,000
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 01/15/2051(a)	1,000	879,610

		192,037,425

Oklahoma – 1.1%
Comanche County Memorial Hospital 5.00%, 07/01/2022	500	532,865
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) 3.25%, 09/01/2038-09/01/2039	3,545	3,389,370
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) 5.00%, 08/01/2044-08/01/2049	9,045	9,579,796
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 08/15/2057	11,290	12,310,729
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 06/01/2035	3,875	3,619,754

		29,432,514

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oregon – 0.7%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.40%, 10/01/2044	$2,750	$2,735,040
5.50%, 10/01/2049	5,650	5,641,355
State of Oregon Department of Transportation Series 2013A 5.00%, 11/15/2029-11/15/2030	10,000	11,560,800

		19,937,195

Pennsylvania – 3.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	3,070	3,061,772
Series 2018 5.00%, 05/01/2042(a)	2,325	2,318,769
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) 4.00%, 07/01/2037-07/01/2038	2,290	2,539,831
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 06/01/2046-06/01/2051	11,665	12,443,170
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) 5.00%, 01/01/2045	1,185	993,646
Series 2012 5.25%, 01/01/2032-01/01/2041	3,720	3,373,244
Cumberland County Municipal Authority (Penn State Health Obligated Group) 3.00%, 11/01/2038	4,475	4,558,951
4.00%, 11/01/2036	865	958,974
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032	1,000	1,101,910
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) 5.00%, 03/01/2040-03/01/2045	1,500	1,406,265

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Moon Industrial Development Authority (Baptist Homes Society) Series 2015 6.00%, 07/01/2045	$18,125	$17,869,619
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 03/01/2042	2,135	2,135,363
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 08/01/2039(a)	1,640	1,361,807
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012A 5.00%, 11/01/2041	3,620	3,923,863
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034-12/31/2038	11,930	12,757,265
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2017 5.00%, 05/01/2041	1,000	1,115,240
Pennsylvania Turnpike Commission Series 2017B 5.00%, 06/01/2036	2,010	2,320,063
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 06/01/2040	1,300	1,155,856
6.50%, 06/01/2045	2,390	2,124,351
6.625%, 06/01/2050	3,870	3,451,343
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 01/01/2051-01/01/2057(a)	12,395	9,221,754

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016B 6.08%, 01/01/2026(a)	$840	$811,146
Series 2016C Zero Coupon, 01/01/2036(a)	3,010	954,351
Series 2016D Zero Coupon, 01/01/2057(i)	59,415	2,804,982

		94,763,535

Puerto Rico – 8.0%
Children’s Trust Fund Series 2005A Zero Coupon, 05/15/2050	3,830	563,776
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	1,440	896,400
Series 2011A 5.75%, 07/01/2024(c)(d)	3,440	2,012,400
Series 2012A 5.50%, 07/01/2039(c)(d)	5,760	3,319,200
Series 2014A 8.00%, 07/01/2035(c)(d)	8,055	4,389,975
AGC Series 2001A 5.50%, 07/01/2029	745	806,246
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	6,055	3,935,749
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.00%, 07/01/2038-07/01/2044	4,725	4,784,063
6.125%, 07/01/2024	3,990	4,199,475
Series 2012A 4.25%, 07/01/2025	3,795	3,728,587
5.00%, 07/01/2022-07/01/2033	5,650	5,677,975
5.125%, 07/01/2037	810	802,127
5.25%, 07/01/2029-07/01/2042	8,375	8,403,062
5.50%, 07/01/2028	2,885	2,985,975
5.75%, 07/01/2037	2,095	2,121,188
6.00%, 07/01/2047	2,035	2,065,525
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032	7,425	4,566,375
5.00%, 07/01/2037(c)(d)	10,045	6,177,675
Series 2010A 5.25%, 07/01/2030	390	240,825
Series 2010C 5.00%, 07/01/2021(c)(d)	1,530	940,950

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.25%, 07/01/2027	$2,000	$1,235,000
Series 2010D 5.00%, 07/01/2020-07/01/2022	2,270	1,396,050
5.00%, 07/01/2021(c)(d)	920	565,800
Series 2010X 5.25%, 07/01/2027-07/01/2040	7,020	4,334,851
Series 2010Z 5.25%, 07/01/2019-07/01/2024	4,850	2,977,726
Series 2012A 5.00%, 07/01/2029	3,345	2,057,175
5.00%, 07/01/2042(c)(d)	200	123,000
AGM Series 2007V 5.25%, 07/01/2031	14,090	14,947,799
NATL Series 2007V 5.25%, 07/01/2029-07/01/2035	405	401,779
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	4,260	4,479,262
AGC Series 2007C 5.50%, 07/01/2031	655	709,031
AGC Series 2007N 5.25%, 07/01/2036	3,560	3,786,630
NATL Series 2005L 5.25%, 07/01/2035	190	186,715
NATL Series 2007N 5.25%, 07/01/2032	835	824,654
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	16,195	16,721,337
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 04/01/2042	1,665	1,573,525
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	55,720	15,430,498
Series 2019A 4.329%, 07/01/2040	20,870	20,035,200

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

4.55%, 07/01/2040	$2,637	$2,607,360
5.00%, 07/01/2058	63,813	63,861,498

		220,872,438

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group) Series 2016 5.00%, 05/15/2031-05/15/2034	6,285	6,844,509

South Carolina – 1.2%
South Carolina Public Service Authority Series 2013A 5.125%, 12/01/2043	1,480	1,570,724
Series 2013B 5.125%, 12/01/2043	1,120	1,188,656
Series 2014A 5.00%, 12/01/2049	14,225	15,092,298
Series 2014C 5.00%, 12/01/2046	5,445	5,825,987
Series 2015A 5.00%, 12/01/2050	8,775	9,427,597

		33,105,262

Tennessee – 1.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/2042(a)	19,305	16,493,227
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037	415	431,451
5.00%, 08/01/2044-08/01/2049	590	658,025
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 08/15/2042	2,455	2,569,648
Memphis-Shelby County Industrial Development Board (Graceland, Inc.) Series 2017A 5.50%, 07/01/2037	500	473,485
5.625%, 01/01/2046	1,000	883,630

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	$4,465	$2,524,109
Shelby County Health Educational & Housing Facilities Board (Trezevant Episcopal Home (The)) Series 2013A 5.375%, 09/01/2041	1,020	718,029
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.00%, 12/01/2032	2,200	2,088,174
5.25%, 12/01/2042	5,700	5,432,556
5.375%, 12/01/2047	1,700	1,630,555
Series 2014 5.25%, 12/01/2044-12/01/2049	4,325	4,040,413

		37,943,302

Texas – 7.2%
Arlington Higher Education Finance Corp. (Uplift Education) Series 2016A 5.00%, 12/01/2046	2,175	2,266,459
Board of Managers Joint Guadalupe County-City of Seguin Hospital Series 2015 5.00%, 12/01/2040	1,500	1,559,025
5.25%, 12/01/2035	1,200	1,305,048
Central Texas Regional Mobility Authority Series 2015A 5.00%, 01/01/2035-01/01/2045	26,515	28,552,405
Series 2016 5.00%, 01/01/2040	5,995	6,469,025
Central Texas Turnpike System Series 2020A 5.00%, 08/15/2039	2,700	3,398,733
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2040	4,715	4,702,411
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	12,845	12,816,613
Series 2015B 5.00%, 07/15/2030-07/15/2035	4,655	4,600,896

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	$2,470	$2,578,878
Series 2013 6.00%, 08/15/2043	1,000	1,101,980
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2032(a)	2,000	2,091,360
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 09/01/2044	6,300	6,715,989
El Paso County Hospital District Series 2017 5.00%, 08/15/2033	3,940	4,398,498
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2033-10/15/2044	16,315	18,455,404
Kerrville Health Facilities Development Corp. (Sid Peterson Memorial Hospital) Series 2015 5.00%, 08/15/2035	1,800	2,021,148
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	5,195	4,493,155
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037-01/01/2042	9,770	8,748,969
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2055	1,680	1,469,059
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes Obligated Group) 5.00%, 01/01/2055	2,200	1,708,432
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2040	1,000	1,017,510

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	$15,170	$15,868,123
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 4.00%, 01/01/2050(a)	1,460	1,223,860
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	2,000	2,088,480
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/2044	2,000	2,088,960
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.125%, 01/01/2041	4,360	4,259,546
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/2038(b)(c)(d)	5,720	1,430,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/2022(c)(d)(h)	4,000	2,800,000
Series 2014 5.625%, 11/15/2041(c)(d)(h)	3,250	2,275,000
Series 2015I 5.50%, 11/15/2045(c)(d)(h)	1,880	1,316,000
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 02/15/2052	3,000	2,564,610
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) 5.25%, 11/15/2047	845	563,801
Series 2015A 5.00%, 11/15/2045	2,585	1,679,009
Series 2015B 5.00%, 11/15/2036	1,125	815,861

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	$16,668	$13,288,760
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044-10/01/2049	3,960	3,937,838
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	20,195	22,170,475
Uptown Development Authority Series 2017A 5.00%, 09/01/2040	1,985	2,213,077

		201,054,397

Utah – 0.2%
Timber Lakes Water Special Service District 8.125%, 06/15/2031	175	179,608
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 07/15/2045	1,840	1,845,998
Utah Charter School Finance Authority (Vista at Entrada School of Performing Arts & Technology) Series 2012 6.30%, 07/15/2032	850	889,601
6.55%, 07/15/2042	1,890	1,973,784

		4,888,991

Vermont – 0.1%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 05/01/2033	3,100	2,993,670

Virginia – 2.6%
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	1,750	1,875,965
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 01/01/2043	470	433,091

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/2042-12/01/2047	$6,520	$6,427,762
Lexington Industrial Development Authority (Kendal at Lexington) Series 2017A 5.00%, 01/01/2042-01/01/2048	1,940	1,840,483
Mosaic District Community Development Authority Series 2011A 6.875%, 03/01/2036	2,915	2,966,537
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)	1,300	1,295,749
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	30,935	30,702,678
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 07/01/2035-07/01/2045(a)	4,310	3,922,131
Series 2015B 5.00%, 07/01/2045(a)	4,000	3,579,600
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 01/01/2032	6,240	6,460,709
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) 5.00%, 12/31/2049	11,275	11,807,856

		71,312,561

Washington – 2.8%
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/2038	5,700	5,877,954
State of Washington 5.00%, 06/01/2035-06/01/2041(f)	7,880	10,077,693
Washington Health Care Facilities Authority Series 2019A 5.00%, 08/01/2049(e)	1,500	1,658,670
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2013A 5.25%, 01/01/2040	3,355	3,662,486

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019A 5.00%, 08/01/2039-08/01/2044(e)	$5,485	$6,150,202
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017B 5.00%, 07/01/2033	2,835	3,342,267
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2036-08/15/2037	9,800	10,015,712
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.25%, 10/01/2046	3,250	3,357,347
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/2047(a)	18,350	18,547,996
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 01/01/2036-01/01/2046(a)	6,625	5,903,744
Series 2019A 5.00%, 01/01/2044-01/01/2049(a)	715	623,967
Washington State Housing Finance Commission (Riverview Retirement Community Obligated Group) Series 2012 5.00%, 01/01/2048	5,315	4,939,761
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 01/01/2044(a)	4,185	4,388,224

		78,546,023

West Virginia – 0.4%
West Virginia Hospital Finance Authority (Charleston Area Medical Center, Inc. Obligated Group) 5.00%, 09/01/2038-09/01/2039	3,870	4,364,657

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2013A 5.50%, 06/01/2044	$7,050	$7,684,006

		12,048,663

Wisconsin – 1.4%
UMA Education, Inc. 5.00%, 10/01/2034-10/01/2039(a)	14,340	14,472,423
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2046-11/01/2054	2,080	1,851,132
Wisconsin Public Finance Authority (21st Century Public Academy) 5.00%, 06/01/2040(a)	750	690,345
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	8,770	8,231,610
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/2030	5,090	5,116,264
Series 2016D 4.05%, 11/01/2030	1,780	1,757,608
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2047	1,000	1,000,230
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014A 5.75%, 11/15/2044(a)	1,100	1,071,796
6.00%, 11/15/2049(a)	1,500	1,499,925
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030-04/01/2050(a)	1,100	1,048,004
Series 2015 5.875%, 04/01/2045	1,740	1,770,154
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 09/01/2038(a)	1,725	1,637,732

		40,147,223

Total Municipal Obligations (cost $2,814,366,162)		2,732,115,832

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 0.2%
Financial Institutions – 0.2%
Insurance – 0.2%
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(a)(k) (cost $7,281,472)	$7,255	$6,361,982

	Shares
SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(l)(m)(n) (cost $73,926,756)	73,926,756	73,926,756

Total Investments – 101.4% (cost $2,895,574,390)		2,812,404,570
Other assets less liabilities – (1.4)%		(40,043,055)

Net Assets – 100.0%		$2,772,361,515

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	26,800	08/09/2024	1.690%	CPI#	Maturity	$(977,372)	$—	$(977,372)
USD	94,740	01/15/2025	1.671%	CPI#	Maturity	(3,435,682)	—	(3,435,682)
USD	40,910	01/15/2025	1.637%	CPI#	Maturity	(1,480,024)	—	(1,480,024)
USD	91,530	01/15/2025	1.673%	CPI#	Maturity	(3,486,648)	—	(3,486,648)
USD	91,090	01/15/2028	0.735%	CPI#	Maturity	3,631,807	—	3,631,807
USD	97,890	01/15/2028	1.230%	CPI#	Maturity	(165,973)	—	(165,973)

						$(5,913,892)	$—	$(5,913,892)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	70,000	10/05/2023	3 Month LIBOR	3.126%	Quarterly/ Semi-Annual	$6,800,894	$—	$6,800,894
USD	16,275	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi-Annual	838,547	—	838,547
USD	36,565	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	1,992,930	—	1,992,930
USD	163,290	10/09/2038	3 Month LIBOR	3.285%	Quarterly/ Semi-Annual	69,797,579	—	69,797,579
USD	46,290	09/21/2043	2.696%	3 Month LIBOR	Semi-Annual/ Quarterly	(18,186,452)	—	(18,186,452)

						$61,243,498	$—	$61,243,498

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	22.01%	USD	2,483	$(829,322)	$(316,534)	$(512,788)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	729	(243,425)	(90,733)	(152,692)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	510	(170,298)	(63,724)	(106,574)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	375	(125,250)	(37,055)	(88,195)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	3,850	(1,285,900)	(374,534)	(911,366)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	10,000	(3,340,000)	(960,121)	(2,379,879)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	206	(68,804)	(20,543)	(48,261)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	2,558	(854,158)	(255,406)	(598,752)

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	22.01%	USD	5,054	$(1,688,036)	$(620,687)	$(1,067,349)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	165	(55,110)	(20,399)	(34,711)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	8,351	(2,788,538)	(1,197,713)	(1,590,825)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	3,336	(1,114,224)	(314,999)	(799,225)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	958	(319,972)	(121,616)	(198,356)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	2,500	(835,000)	(230,107)	(604,893)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	3,100	(1,035,142)	(372,304)	(662,838)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	22.01	USD	15,000	(5,010,000)	(1,388,313)	(3,621,687)

						$(19,763,179)	$(6,384,788)	$(13,378,391)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	110,634	09/20/2020	2.263%	CPI#	Maturity	$(2,904,018)	$—	$(2,904,018)
Barclays Bank PLC	USD	115,781	10/15/2020	2.208%	CPI#	Maturity	(2,929,073)	—	(2,929,073)
Barclays Bank PLC	USD	56,656	10/15/2020	2.210%	CPI#	Maturity	(1,436,200)	—	(1,436,200)
Citibank, N.A.	USD	84,220	10/17/2020	2.220%	CPI#	Maturity	(2,151,735)	—	(2,151,735)
JPMorgan Chase Bank, N.A.	USD	99,053	08/30/2020	2.210%	CPI#	Maturity	(2,482,145)	—	(2,482,145)

							$(11,903,171)	$—	$(11,903,171)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	USD	21,490	10/09/2029	1.120%	SIFMA*	Quarterly	$(1,180,855)	$—	$(1,180,855)
Citibank, N.A.	USD	21,490	10/09/2029	1.125%	SIFMA*	Quarterly	(1,191,991)	—	(1,191,991)

							$(2,372,846)	$—	$(2,372,846)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, the aggregate market value of these securities amounted to $283,246,184 or 10.2% of net assets.

(b)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7,50%, 12/01/2032	12/22/2011	$ 3,795,000	$ 75,900	0.00%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12,00%, 01/01/2022	07/10/2015	5,000,000	4,842,200	0.17%
Jefferson Parish Hospital Service District No. 2 Series 2011 6,375%, 07/01/2041	09/04/2014	5,888,455	5,853,829	0.21%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10,50%, 07/01/2039	11/22/2013	5,203,615	73	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 8,375%, 07/01/2039	07/31/2014	11,810,208	170	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8,00%, 07/01/2038	05/08/2013	5,720,000	1,430,000	0.05%

(c)	Defaulted.

(d)	Non-income producing security.

(e)	Security, or part of this security, represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(f)	When-Issued or delayed delivery security.

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(g)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2020 and the aggregate market value of these securities amounted to $4,975,000 or 0.18% of net assets.

(h)	Illiquid security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.67% of net assets as of May 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2051	09/12/2017	$ 2,885,000	$ 1,794,239	0.06%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	10,968,652	10,142,505	0.37%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017A 7.75%, 12/01/2044	12/07/2017	5,200,000	3,863,704	0.14%
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016D 0.0%, 01/01/2057	08/24/2016	5,724,157	2,804,982	0.10%

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at May 31, 2020.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

GO – General Obligation

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NATIONAL PORTFOLIO

May 31, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 95.1%
Alabama – 3.2%
County of Jefferson AL Series 2017 5.00%, 09/15/2033	$1,000	$1,221,940
Elmore County Board of Education 3.00%, 08/01/2037	1,495	1,614,331
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 02/01/2036	2,500	2,786,625
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2042	3,010	3,589,215
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	20,000	22,270,400
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	2,125	2,131,120
5.25%, 05/01/2044(a)	2,680	2,735,315
Water Works Board of the City of Birmingham (The) Series 2011 5.00%, 01/01/2031 (Pre-refunded/ETM)	10,000	10,280,100
Series 2015A 5.00%, 01/01/2033 (Pre-refunded/ETM)	2,115	2,557,204
5.00%, 01/01/2034 (Pre-refunded/ETM)	2,275	2,750,657

		51,936,907

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	1,490	1,773,189
Series 2015A 6.625%, 09/01/2035	325	365,638

		2,138,827

Arizona – 3.0%
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/2033-12/01/2034	12,615	13,883,359

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	$4,328	$4,335,736
Maricopa County Special Health Care District Series 2018C 5.00%, 07/01/2034-07/01/2036	14,800	18,087,574
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2023	3,685	4,168,730
State of Arizona Lottery Revenue 5.00%, 07/01/2029	5,000	6,651,550
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.00%, 10/01/2037(a)	1,200	1,167,156

		48,294,105

California – 10.4%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2035	10,550	11,422,802
Bay Area Toll Authority Series 2013S 5.00%, 04/01/2031 (Pre-refunded/ETM)	5,560	6,309,488
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2045	4,000	4,377,200
California Housing Finance (California Housing Finance) Series 20192 4.00%, 03/20/2033	587	599,000
California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 05/15/2035-05/15/2041	6,380	7,035,190
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2037(a)	5,795	5,966,648
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2041(a)	3,090	3,137,370

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 08/15/2023	$80	$80,300
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2048(a)	785	798,792
Series 2016A 5.00%, 12/01/2041(a)	1,400	1,435,938
Series 2018A 5.50%, 12/01/2058(a)	1,090	1,117,228
California Statewide Communities Development Authority Series 2016A 5.25%, 12/01/2056(a)	1,000	1,015,120
City of Los Angeles CA Wastewater System Revenue Series 2013A 5.00%, 06/01/2033	9,310	10,473,191
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	8,750	8,753,763
Los Angeles Department of Water Series 2013A 5.00%, 07/01/2031	9,115	10,138,159
Series 2013B 5.00%, 07/01/2032	1,900	2,147,855
Los Angeles Department of Water & Power Power System Revenue Series 2013B 5.00%, 07/01/2029-07/01/2030	15,630	17,755,279
Manteca Unified School District (Manteca Unified School District CFD No. 89-1) NATL Series 2001 Zero Coupon, 09/01/2031	11,910	9,188,803
Morongo Band of Mission Indians (The) Series 2018A 5.00%, 10/01/2042(a)	4,500	4,136,490
Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 08/01/2023 (Pre-refunded/ETM)	820	891,135

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port of Los Angeles Series 2014A 5.00%, 08/01/2034	$5,790	$6,556,538
Sacramento Area Flood Control Agency Series 2016A 5.00%, 10/01/2032-10/01/2035	9,215	11,412,861
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2019A 5.00%, 05/01/2049	17,000	19,702,320
State of California 4.00%, 03/01/2038	1,100	1,321,397
Series 2013 5.00%, 11/01/2029	8,000	9,110,240
Series 2017 5.00%, 08/01/2035	2,000	2,440,120
Series 2018 5.00%, 10/01/2047	6,000	7,104,960
University of California Series 2013A 5.00%, 05/15/2030 (Pre-refunded/ETM)	1,480	1,683,396
5.00%, 05/15/2030	1,720	1,935,103

		168,046,686

Colorado – 1.3%
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	3,950	4,418,233
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2049	1,000	1,146,510
E-470 Public Highway Authority Series 2010C 5.25%, 09/01/2025	2,900	2,921,112
5.375%, 09/01/2026	3,600	3,626,316
Park Creek Metropolitan District Series 2015A 5.00%, 12/01/2034	1,300	1,525,329
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 01/15/2041	2,400	2,404,824
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 2) Series 2015A 5.50%, 12/01/2035	1,500	1,528,605

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2038	$1,000	$953,570
Three Springs Metropolitan District No. 3 Series 2010 7.75%, 12/01/2039	1,945	1,950,777

		20,475,276

Connecticut – 1.9%
State of Connecticut Series 2015B 5.00%, 06/15/2032	2,350	2,669,717
Series 2015F 5.00%, 11/15/2030-11/15/2031	4,500	5,185,830
State of Connecticut Clean Water Fund – State Revolving Fund Series 2019A 5.00%, 02/01/2039	10,000	12,831,800
State of Connecticut Special Tax Revenue 5.00%, 05/01/2038-05/01/2040	2,400	2,954,822
Series 2012 5.00%, 01/01/2029	6,445	7,019,121

		30,661,290

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 09/01/2046	550	591,728

District of Columbia – 0.7%
District of Columbia (Freedom Forum, Inc. (The)) NATL Series 2002A 0.476%, 08/01/2037(b)	200	200,000
NATL Series 2002B 0.506%, 08/01/2037(b)	300	300,000
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/2035	2,300	2,649,761
Series 2020A
4.00%, 10/01/2036-10/01/2039(c)	7,500	8,272,700

		11,422,461

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 6.6%
Bexley Community Development District Series 2016 4.70%, 05/01/2036	$1,750	$1,757,998
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 04/01/2033	1,500	1,645,575
Cape Coral Health Facilities Authority (Gulf Care, Inc.) Series 2015 5.875%, 07/01/2040(a)	1,000	802,790
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center –Orlando) Series 2018A 7.50%, 06/01/2048(a)	190	169,066
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012B 5.00%, 10/01/2030-10/01/2031	9,450	10,439,593
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/2033	1,700	1,876,358
Series 2015A 5.00%, 10/01/2038	4,300	4,775,580
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 0.62%, 01/01/2049	51,425	51,414,715
Florida Higher Educational Facilities Financial Authority (Nova Southeastern University, Inc.) Series 2016 5.00%, 04/01/2032	1,125	1,255,646
Greater Orlando Aviation Authority Series 2019A 5.00%, 10/01/2049	5,000	5,864,100
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2016 5.00%, 06/01/2036	2,190	2,490,994
Marshall Creek Community Development District Series 2016 6.32%, 05/01/2045	120	91,684

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 5.00%, 05/01/2032	$1,565	$1,276,273
Miami-Dade County Expressway Authority Series 2014B 5.00%, 07/01/2031	3,750	4,227,000
North Broward Hospital District Series 2017B 5.00%, 01/01/2035	5,230	6,038,087
Orange County School Board (Orange County School Board COP) Series 2016C 5.00%, 08/01/2034	5,000	6,071,750
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017A 5.00%, 01/01/2042	1,100	1,002,485
South Florida Water Management District (South Florida Water Management District COP) Series 2016 5.00%, 10/01/2033	5,000	5,983,350

		107,183,044

Georgia – 0.2%
Forsyth County Water & Sewerage Authority (Forsyth County Water & Sewerage Authority Lease) 3.00%, 04/01/2035	1,000	1,105,700
Municipal Electric Authority of Georgia 5.00%, 01/01/2037-01/01/2059	2,470	2,707,836

		3,813,536

Guam – 0.6%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.875%, 12/01/2040	515	523,055
Territory of Guam 5.00%, 11/15/2031	320	322,557
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	3,195	3,410,028

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 01/01/2042	$1,135	$1,151,389
Series 2015D 5.00%, 11/15/2032-11/15/2035	3,775	3,968,098

		9,375,127

Hawaii – 1.2%
State of Hawaii Series 2016F 4.00%, 10/01/2031-10/01/2034	16,815	19,293,716

Illinois – 6.5%
Chicago Board of Education Series 2017D 5.00%, 12/01/2031	1,800	1,806,048
Series 2017G 5.00%, 12/01/2034	2,350	2,335,806
Series 2017H 5.00%, 12/01/2046	1,640	1,542,633
Series 2019A 5.00%, 12/01/2029-12/01/2030	1,660	1,683,411
Series 2019B 5.00%, 12/01/2030-12/01/2033	885	888,713
City of Chicago IL (Chicago IL SA Lakeshore East) Series 2003 6.75%, 12/01/2032	1,363	1,364,077
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/2032	7,745	8,279,250
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.44%, 05/15/2055	3,345	2,174,087
Series 2016C 2.00%, 05/15/2055(d)(e)(f)	590	5,902
Illinois State Toll Highway Authority Series 2017A 5.00%, 01/01/2042	15,000	17,654,850
Kane Cook & DuPage Counties School District No. U-46 Elgin Series 2015D 5.00%, 01/01/2034-01/01/2035	4,250	4,872,197

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	$9,240	$8,876,406
Series 2012B 5.00%, 12/15/2028	11,500	11,483,900
State of Illinois Series 2014 5.00%, 04/01/2030	2,680	2,696,509
Series 2017D 5.00%, 11/01/2026-11/01/2028	9,700	9,841,436
Series 2018A 5.00%, 10/01/2027	2,000	2,034,240
Series 2018B 5.00%, 10/01/2026	10,000	10,178,400
Series 2019B 4.00%, 11/01/2036-11/01/2037	14,460	13,255,413
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 03/01/2025	591	592,407
5.00%, 03/01/2036(d)	2,323	2,244,204
Series 2015B 6.00%, 03/01/2036	720	725,234

		104,535,123

Indiana – 1.7%
Indiana Finance Authority (CWA Authority, Inc.) Series 2014A 5.00%, 10/01/2032-10/01/2034	12,320	14,368,259
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2044	1,930	2,010,925
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	3,720	3,127,664
Indianapolis Local Public Improvement Bond Bank (Marion County Capital Improvement Board) Series 2011K 5.00%, 06/01/2027	6,840	7,152,109

		26,658,957

Iowa – 0.9%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	2,505	2,512,690

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2020A 5.00%, 08/01/2040	$4,000	$5,285,520
Xenia Rural Water District Series 2016 5.00%, 12/01/2031-12/01/2041	5,375	6,190,243

		13,988,453

Kentucky – 0.9%
Kentucky Economic Development Finance Authority (Louisville Arena Authority, Inc.) AGM Series 2017A 5.00%, 12/01/2047	2,635	2,752,837
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) 5.25%, 06/01/2050	3,015	3,130,836
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	3,000	3,270,030
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2030-10/01/2033	5,000	5,762,381

		14,916,084

Louisiana – 1.5%
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2033-10/01/2044	7,290	8,442,784
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2034 (Pre-refunded/ETM)	20	25,059
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 05/15/2034	1,730	1,949,398
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)(c)	1,030	1,129,014

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 06/01/2037	$480	$451,224
2.10%, 06/01/2037	600	549,378
2.20%, 06/01/2037	365	319,875
State of Louisiana Gasoline & Fuels Tax Revenue Series 2017C 5.00%, 05/01/2035-05/01/2036	9,120	11,146,405

		24,013,137

Maine – 0.3%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 07/01/2033	4,560	5,073,775

Maryland – 0.4%
Maryland Economic Development Corp. (Ports America Chesapeake LLC) Series 2017A 5.00%, 06/01/2035	1,035	1,071,836
Maryland Health & Higher Educational Facilities Authority (Peninsula Regional Health System Obligated Group) 4.00%, 07/01/2036-07/01/2037	665	712,514
5.00%, 07/01/2046	2,960	3,391,302
State of Maryland Series 2019A 2.00%, 08/01/2032	970	984,084

		6,159,736

Massachusetts – 1.8%
Massachusetts Development Finance Agency (Emerson College) 5.00%, 01/01/2048	1,180	1,254,435
Massachusetts Development Finance Agency (President & Fellows of Harvard College) Series 2016A 5.00%, 07/15/2040	6,000	9,221,760
Series 2020A 5.00%, 10/15/2028-10/15/2030	3,000	4,127,640
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2036	2,385	2,610,740

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017L 5.00%, 07/01/2044	$5,000	$5,432,050
University of Massachusetts Building Authority (University of Massachusetts) Series 20201 5.00%, 11/01/2050	5,000	6,271,600

		28,918,225

Michigan – 2.3%
City of Detroit MI 5.00%, 04/01/2036	835	855,240
Detroit City School District Series 2012A 5.00%, 05/01/2027-05/01/2030	7,965	8,569,566
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 07/01/2034	11,225	12,549,325
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 06/01/2034	2,000	2,217,820
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2033	2,485	2,657,360
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2015I 5.00%, 04/15/2033	7,750	9,339,912
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/2030(g)	2,000	1,333,900

		37,523,123

Minnesota – 0.3%
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.00%, 12/01/2040	3,000	3,083,670
Housing & Redevelopment Authority of The City of St. Paul Minnesota Series 2015A 5.00%, 11/15/2040 (Pre-refunded/ETM)	1,000	1,245,420

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (St. Olaf College) Series 20158 5.00%, 12/01/2030	$1,000	$1,162,050

		5,491,140

Mississippi – 0.6%
Mississippi Development Bank Series 2010D 5.25%, 08/01/2027 (Pre-refunded/ETM)	10,000	10,082,700

Missouri – 0.7%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2019 5.00%, 02/01/2042	2,695	2,618,408
Series 2019I 4.00%, 02/01/2042-02/01/2048	5,865	4,711,741
5.00%, 02/01/2048	400	379,876
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	365	401,001
Joplin Industrial Development Authority (Freeman Health System Obligated Group) Series 2015 5.00%, 02/15/2035	1,485	1,627,174
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	485	418,385
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2046(h)	2,210	1,396,610

		11,553,195

Nebraska – 0.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017A 5.00%, 09/01/2028	2,620	3,145,441
Omaha Public Power District Series 2014A 5.00%, 02/01/2032	2,775	3,188,725

		6,334,166

Nevada – 1.3%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2042	1,965	2,087,655

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 07/01/2058(a)	$3,000	$322,170
Clark County School District AGM Series 2019B 3.00%, 06/15/2036-06/15/2037	11,030	11,632,572
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2012B 5.00%, 07/01/2029	6,070	6,529,742

		20,572,139

New Hampshire – 0.2%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	3,599	3,683,662

New Jersey – 5.9%
City of Ocean City NJ 2.25%, 09/15/2032	1,240	1,273,902
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 05/01/2033-05/01/2034	7,935	9,649,381
Morris-Union Jointure Commission (Morris-Union Jointure Commission COP) AGM Series 2013 5.00%, 08/01/2025	2,055	2,323,609
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2016B 5.50%, 06/15/2030	5,840	6,393,749
Series 2017B 5.00%, 11/01/2020	5,000	5,035,850
Series 2017D 5.00%, 06/15/2034-06/15/2035	3,560	3,717,628
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037	3,320	3,522,454
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2034	5,000	5,164,250

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2029	$7,175	$7,806,153
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2035	1,000	1,046,520
New Jersey Turnpike Authority Series 2014A 5.00%, 01/01/2033	4,750	5,348,168
Series 2015E 5.00%, 01/01/2033	11,000	12,534,390
Series 2016A 5.00%, 01/01/2033	8,500	9,880,995
Series 2017A 5.00%, 01/01/2034	5,000	5,918,850
Tobacco Settlement Financing Corp. Series 2018B 5.00%, 06/01/2046	10,840	11,363,897
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/2031	4,340	4,571,018

		95,550,814

New York – 14.7%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2015 5.50%, 09/01/2045(a)	7,450	7,883,366
City of New York NY Series 2012G 5.00%, 04/01/2029	9,550	10,227,095
Series 2019B 4.00%, 10/01/2037-10/01/2040	9,480	10,855,393
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/2027	1,680	1,728,737
Series 2013B 5.00%, 11/15/2032 (Pre-refunded/ETM)	5,000	5,703,050
Series 2013E 5.00%, 11/15/2032	5,000	5,195,650

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016D 5.00%, 11/15/2031	$5,000	$5,364,050
Series 2017C 5.00%, 11/15/2033	5,500	5,906,285
Series 2018C 5.00%, 09/01/2020	15,910	16,071,327
New York City Municipal Water Finance Authority Series 2014D 5.00%, 06/15/2035	4,000	4,608,720
Series 2019C 4.00%, 06/15/2039	5,740	6,794,668
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2036	14,800	18,258,908
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/2030	15,015	16,399,083
Series 2014B-1 5.00%, 08/01/2032	4,000	4,627,200
Series 2014D-1 5.00%, 02/01/2034	5,000	5,684,050
Series 2016B 5.00%, 08/01/2032	10,000	12,117,200
Series 2017 5.00%, 02/01/2036	2,500	2,997,350
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/2031	2,775	2,905,619
New York State Dormitory Authority Series 2012D 5.00%, 02/15/2029 (Pre-refunded/ETM)	705	759,722
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 02/15/2029	4,255	4,555,616
Series 2015E 5.00%, 03/15/2034	11,000	13,017,620
5.25%, 03/15/2033	2,000	2,396,760
Series 2020D 4.00%, 02/15/2036-02/15/2047	16,000	18,536,840

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Trustees of Columbia University IN the City of New York (The)) Series 2016A 5.00%, 10/01/2046	$11,030	$17,590,754
Series 2018A 5.00%, 10/01/2048	5,000	8,101,500
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 01/01/2034	2,070	2,388,676
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013A 5.00%, 03/15/2043	5,000	5,517,300
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	2,790	2,720,920
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2030-09/01/2031	13,750	15,412,250
Triborough Bridge & Tunnel Authority Series 2020A 5.00%, 11/15/2054	2,000	2,469,820

		236,795,529

North Carolina – 0.6%
State of North Carolina Series 2019B 2.00%, 06/01/2032	3,045	3,094,786
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2030	5,000	5,895,250

		8,990,036

Ohio – 4.2%
Buckeye Tobacco Settlement Financing Authority Series 2020B 5.00%, 06/01/2055	24,440	24,662,160
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/2031	2,345	2,555,792

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Akron OH Income Tax Revenue Series 2014 5.00%, 12/01/2033 (Pre-refunded/ETM)	$4,250	$4,657,320
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 4.00%, 12/01/2040	4,490	4,968,948
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	8,000	8,401,920
County of Hamilton OH (UC Health Obligated Group) 5.00%, 09/15/2050	3,045	3,475,198
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/2031	3,855	4,444,237
Kent State University Series 2012A 5.00%, 05/01/2029 (Pre-refunded/ETM)	2,000	2,183,700
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	1,985	1,980,037
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	1,035	1,035,000
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020A 5.00%, 12/01/2038	1,095	1,450,130
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	1,090	1,090,000
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/2021	6,730	7,292,022

		68,196,464

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.1%
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	$785	$751,410
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 06/01/2035	1,000	1,117,230

		1,868,640

Oregon – 0.6%
Port of Portland OR Airport Revenue 5.00%, 07/01/2049	5,000	5,733,700
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/2027 (Pre-refunded/ETM)	3,000	3,188,340

		8,922,040

Pennsylvania – 3.2%
Altoona Area School District BAM Series 2018 5.00%, 12/01/2048	1,000	1,171,040
Bensalem Township School District Series 2013 5.00%, 06/01/2030 (Pre-refunded/ETM)	5,000	5,828,350
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2038-10/01/2043	7,350	7,313,845
City of Philadelphia PA Water & Wastewater Revenue Series 2019B 5.00%, 11/01/2049	1,000	1,231,540
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) 4.00%, 07/01/2037-07/01/2038	1,285	1,425,961
Cumberland County Municipal Authority (Penn State Health Obligated Group) 3.00%, 11/01/2038	1,875	1,910,175
4.00%, 11/01/2036	335	371,394
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 6.00%, 07/01/2045	5,375	5,299,266
Pennsylvania Turnpike Commission Series 2019A 5.00%, 12/01/2038	2,655	3,167,150

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2018B 5.00%, 12/01/2038-12/01/2039	$4,500	$5,369,130
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 06/01/2040	3,100	2,756,272
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 02/01/2031	6,925	6,953,946
State Public School Building Authority Series 2012 5.00%, 04/01/2030 (Pre-refunded/ETM)	2,500	2,710,000
5.00%, 04/01/2031 (Pre-refunded/ETM)	4,000	4,336,000
Township of Lower Paxton PA Series 2014 5.00%, 04/01/2031	1,685	1,963,531

		51,807,600

Puerto Rico – 1.3%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 07/01/2029	100	108,221
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	1,895	2,010,368
NATL Series 2007V 5.25%, 07/01/2035	100	98,236
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 07/01/2041	1,470	1,545,661
AGC Series 2007C 5.50%, 07/01/2031	190	205,673
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	3,930	4,180,394
NATL Series 2005L 5.25%, 07/01/2035	215	211,283
NATL Series 2007N 5.25%, 07/01/2032	315	311,097

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	$3,940	$4,068,050
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	650	669,500
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2029	1,595	1,153,727
Series 2019A 4.329%, 07/01/2040	1,504	1,443,840
5.00%, 07/01/2058	4,920	4,923,739

		20,929,789

South Carolina – 1.5%
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2046	2,855	3,415,237
South Carolina Jobs-Economic Development Authority (Prisma Health Obligated Group) Series 2018A 5.00%, 05/01/2048	1,000	1,069,950
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/2036	4,750	5,265,138
Series 2016B 5.00%, 12/01/2036-12/01/2056	12,775	14,024,075

		23,774,400

South Dakota – 0.2%
South Dakota State Building Authority (South Dakota State Building Authority Lease) Series 2014A 5.00%, 06/01/2034	2,725	3,174,598

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	$2,785	$2,483,217
5.125%, 12/01/2042(a)	1,325	1,132,014
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	840	870,857
5.00%, 08/01/2044-08/01/2049	2,430	2,696,680
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	4,325	4,928,467

		12,111,235

Texas – 9.0%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 02/15/2033	1,410	1,679,395
Bexar County Hospital District Series 2018 5.00%, 02/15/2048	9,000	10,856,160
Central Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2032-01/01/2034	4,250	4,658,199
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2034	10,000	10,698,100
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 03/01/2030	1,000	1,164,820
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	2,500	2,494,750
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	505	503,884

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 07/15/2030	$4,650	$4,638,793
Series 2018 5.00%, 07/15/2028	1,300	1,297,348
City of Houston TX Combined Utility System Revenue Series 2018D 5.00%, 11/15/2038	2,670	3,396,213
Series 2020A 5.00%, 11/15/2032-11/15/2033(c)	1,515	2,064,534
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/2028 (Pre-refunded/ETM)	13,680	13,934,174
Grand Parkway Transportation Corp. Series 2018A 5.00%, 10/01/2035-10/01/2036	17,860	22,345,711
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2044	1,785	1,970,212
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	1,410	1,219,509
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2055	425	371,637
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	3,330	3,483,247
North Texas Tollway Authority Series 2011D 5.00%, 09/01/2030 (Pre-refunded/ETM)	7,500	7,941,375
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 01/01/2034-01/01/2035	15,585	17,803,769
Series 2015B 5.00%, 01/01/2034	1,700	1,943,576
Series 2016A 5.00%, 01/01/2036	1,000	1,165,620
AGC Zero Coupon, 01/01/2036	7,200	5,025,312
Tarrant County Cultural Education Facilities Finance Corp. Series 2010 8.125%, 11/15/2044 (Pre-refunded/ETM)	2,150	2,222,132

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/2022(d)(e)(f)	$2,210	$1,547,000
Series 2015I 5.50%, 11/15/2045(d)(e)(f)	1,670	1,169,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/2045	3,785	2,458,433
Series 2015B 5.00%, 11/15/2036	1,850	1,341,639
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	2,118	1,688,928
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 06/30/2040	9,040	9,085,110
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Texas, Inc.) Series 2014A 5.00%, 08/15/2032-08/15/2034	3,330	3,849,415
University of Texas System (The) Series 2020A 5.00%, 08/15/2050	1,000	1,643,780

		145,661,775

Utah – 0.0%
Timber Lakes Water Special Service District 8.125%, 06/15/2031	35	35,922

Virginia – 1.0%
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) 4.00%, 07/01/2038-07/01/2045	1,205	1,313,082
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 03/01/2045(a)	1,415	1,353,504

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hampton Roads Transportation Accountability Commission Series 2018A 5.00%, 07/01/2048	$10,730	$13,200,583

		15,867,169

Washington – 1.7%
Clark County Public Utility District No. 1 Series 2010 5.00%, 01/01/2023	6,480	6,502,550
Grays Harbor County Public Hospital District No. 2 5.00%, 12/15/2048	5,650	6,084,033
State of Washington 5.00%, 06/01/2035-06/01/2041(c)	3,830	4,898,207
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	7,415	8,293,974
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	1,650	1,448,683

		27,227,447

Wisconsin – 1.4%
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 08/15/2032 (Pre-refunded/ETM)	2,300	2,529,655
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	940	856,227
5.00%, 11/01/2046-11/01/2054	465	414,491
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) 4.00%, 12/15/2035-12/15/2038	1,295	1,434,298
Wisconsin Public Finance Authority (Beyond Boone LLC) AGM 5.00%, 07/01/2044-07/01/2058	3,475	3,966,243

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	$3,395	$3,534,704
Series 2016B 5.00%, 12/01/2025	1,795	1,898,212
Wisconsin Public Finance Authority (CHF – Wilmington LLC) AGM 5.00%, 07/01/2053	3,565	4,054,974
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.50%, 03/01/2045(a)	3,465	3,467,529
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 04/01/2045	1,000	1,017,330

		23,173,663

Total Long-Term Municipal Bonds (cost $1,495,678,444)		1,536,823,439

Short-Term Municipal Notes – 1.2%
Colorado – 1.2%
State of Colorado 5.00%, 06/26/2020 (cost $20,122,346)	20,070	20,137,034

Total Municipal Obligations (cost $1,515,800,790)		1,556,960,473

AGENCIES – 0.4%
Agency Debentures – 0.4%
Federal Home Loan Mortgage Corp. 2.65%, 06/15/2036(a) (cost $5,754,925)	5,615	6,172,513

	Shares
SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(i)(j)(k) (cost $38,631,753)	38,631,753	38,631,753

Total Investments – 99.1% (cost $1,560,187,468)		1,601,764,739

Other assets less liabilities – 0.9%		14,400,689

Net Assets – 100.0%		$1,616,165,428

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	12,070	08/09/2024	1.690%	CPI#	Maturity	$(440,182)	$—	$(440,182)
USD	30,890	01/15/2028	0.735%	CPI#	Maturity	1,231,601	—	1,231,601
USD	37,280	01/15/2028	1.230%	CPI#	Maturity	(63,208)	—	(63,208)
USD	15,556	01/15/2025	1.637%	CPI#	Maturity	(562,778)	—	(562,778)
USD	39,420	01/15/2025	1.671%	CPI#	Maturity	(1,429,540)	—	(1,429,540)
USD	34,804	01/15/2025	1.673%	CPI#	Maturity	(1,325,787)	—	(1,325,787)

						$(2,589,894)	$—	$(2,589,894)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	130,050	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$3,080,915	$—	$3,080,915
USD	9,270	04/15/2044	3 Month LIBOR	0.962%	Quarterly/ Semi-Annual	(82,682)	—	(82,682)
USD	9,270	04/15/2044	0.962%	3 Month LIBOR	Semi-Annual /Quarterly	82,682	249,447	(166,765)

						$3,080,915	$249,447	$2,831,468

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	43,106	09/20/2020	2.263%	CPI	#	Maturity	$(1,131,484)	$—	$(1,131,484)
Barclays Bank PLC	USD	41,386	10/15/2020	2.208%	CPI	#	Maturity	(1,046,999)	—	(1,046,999)
Barclays Bank PLC	USD	22,074	10/15/2020	2.210%	CPI	#	Maturity	(559,564)	—	(559,564)
Citibank, N.A.	USD	30,100	10/17/2020	2.220%	CPI	#	Maturity	(769,024)	—	(769,024)
JPMorgan Chase Bank, N.A.	USD	37,948	08/30/2020	2.210%	CPI	#	Maturity	(950,930)	—	(950,930)

								$(4,458,001)	$—	$(4,458,001)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	USD	22,105	10/09/2029	1.120%	SIFMA	*	Quarterly	$(1,214,649)	$—	$(1,214,649)
Citibank, N.A.	USD	22,105	10/09/2029	1.125%	SIFMA	*	Quarterly	(1,226,103)	—	(1,226,103)

								$(2,440,752)	$—	$(2,440,752)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, the aggregate market value of these securities amounted to $55,324,281 or 3.4% of net assets.

(b)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2020 and the aggregate market value of these securities amounted to $500,000 or 0.03% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Illiquid security.

(e)	Non-income producing security.

(f)	Defaulted.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/2030	11/30/2005	$2,000,000	$1,333,900	0.08%

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of May 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2046	12/18/2015	$2,222,602	$1,396,610	0.09%

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

116 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

As of May 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.8% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NEW YORK PORTFOLIO

May 31, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 98.6%
New York – 88.8%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/2025-12/15/2026	$4,540	$4,547,400
Brookhaven Local Development Corp. (Jefferson’s Ferry) Series 2016 5.25%, 11/01/2036	1,500	1,536,825
Buffalo & Fort Erie Public Bridge Authority Series 2017 5.00%, 01/01/2042	2,250	2,682,697
Build NYC Resource Corp. (City University of New York (The)) Series 2014A 5.00%, 06/01/2030-06/01/2034	2,980	3,485,846
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	2,305	2,427,119
5.50%, 11/01/2044	1,625	1,672,938
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) 5.00%, 06/01/2052(a)	500	489,835
City of New York NY Series 2016A 5.00%, 08/01/2037	5,000	5,947,950
Series 2016B 5.00%, 12/01/2034	2,000	2,408,580
Series 2016C 5.00%, 08/01/2032	5,000	5,926,850
County of Nassau NY Series 2016A 5.00%, 01/01/2034-01/01/2038	5,345	6,210,211
Series 2016C 5.00%, 04/01/2034-04/01/2036	10,420	12,165,574
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2046	4,980	5,343,640
East Rochester Housing Authority (St. John’s Health Care Corp.) Series 2010A 5.00%, 04/20/2027	2,550	2,590,978

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hempstead Town Local Development Corp. (Hofstra University) Series 2011 5.00%, 07/01/2028	$650	$670,930
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 07/01/2034-07/01/2039	2,945	3,131,968
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 02/15/2042	5,000	5,849,850
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024(b)	1,000	938,740
Long Island Power Authority Series 2012B 5.00%, 09/01/2027	2,500	2,720,575
Series 2014A 5.00%, 09/01/2035	1,000	1,146,520
Series 2016B 5.00%, 09/01/2030-09/01/2033	9,515	11,431,919
Series 2019A 3.00%, 09/01/2036	5,000	5,185,850
Series 2019B 1.65%, 09/01/2049	3,445	3,440,556
Metropolitan Transportation Authority Series 2012 5.00%, 11/15/2020	2,295	2,310,262
Series 2012F 5.00%, 11/15/2027	7,070	7,275,101
Series 2014B 5.00%, 11/15/2044	12,000	12,385,680
Series 2017C 5.00%, 11/15/2033	5,000	5,369,350
Series 2020A 4.00%, 02/01/2022	15,000	15,044,850
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/2034-11/15/2035	15,740	18,170,705
Monroe County Industrial Development Corp./NY (Rochester General Hospital (The)) Series 2017 5.00%, 12/01/2034	1,150	1,330,815

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2040	$2,150	$1,890,667
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 01/01/2032	1,590	1,368,863
Series 2014C 2.00%, 01/01/2049(c)(d)(e)	572	85,873
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 07/01/2031-07/01/2037	6,195	6,565,799
New York City Municipal Water Finance Authority Series 2013BB 5.00%, 06/15/2046	5,000	5,520,950
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2015S 5.00%, 07/15/2035	5,160	6,044,630
Series 2018S 5.00%, 07/15/2043	7,000	8,482,880
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 05/01/2032 (Pre-refunded/ETM)	5	5,663
5.00%, 05/01/2032-05/01/2033	12,495	13,892,461
Series 2016F 5.00%, 02/01/2032	10,000	11,973,700
New York City Trust for Cultural Resources (American Museum of Natural History (The)) Series 2014A 5.00%, 07/01/2033	4,080	4,812,360
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 07/01/2031	9,675	9,878,465

120 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Convention Center Development Corp. (New York Convention Center Development Corp. Hotel Occupancy Tax) Series 2015 5.00%, 11/15/2034-11/15/2035	$15,220	$16,496,511
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/2031	2,225	2,329,731
New York Liberty Development Corp. (One Bryant Park LLC) 2.625%, 09/15/2069	7,780	7,615,764
2.80%, 09/15/2069	5,780	5,647,522
New York State Dormitory Authority (Barnard College) Series 2015A 4.00%, 07/01/2032	1,300	1,387,373
New York State Dormitory Authority (Catholic Health System Obligated Group) 5.00%, 07/01/2035	1,310	1,549,900
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 07/01/2031-07/01/2033	6,000	6,690,300
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032-08/01/2035	5,465	6,205,061
Series 2020 4.00%, 09/01/2037-09/01/2039	2,145	2,216,767
New York State Dormitory Authority (New School (The)) Series 2016A 5.00%, 07/01/2035-07/01/2036	5,815	6,449,159
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2015A 5.00%, 05/01/2033	5,000	5,625,500
New York State Dormitory Authority (NYU Langone Hospitals) Series 2014 5.00%, 07/01/2031	1,000	1,105,960

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2032-12/01/2037(a)	$4,000	$4,539,190
New York State Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.) Series 2006 5.00%, 11/01/2021	520	521,565
New York State Dormitory Authority (Pratt Institute) Series 2016 5.00%, 07/01/2030	1,000	1,181,860
New York State Dormitory Authority (Rochester Institute of Technology) 5.00%, 07/01/2049	4,770	5,763,209
Series 2010 5.00%, 07/01/2023-07/01/2025	5,335	5,355,273
Series 2020A 5.00%, 07/01/2036-07/01/2040	2,380	2,936,461
New York State Dormitory Authority (Rockefeller University (The)) Series 2020A 5.00%, 07/01/2053	2,235	2,878,188
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 07/01/2033-07/01/2034	2,000	2,213,390
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015E 5.00%, 03/15/2034	4,000	4,733,680
Series 2017B 5.00%, 02/15/2033	12,095	14,831,131
New York State Dormitory Authority (Teachers College) Series 2012 5.00%, 07/01/2034	2,535	2,735,189
Series 2012A 5.00%, 07/01/2031	1,200	1,300,452
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.) Series 2014 2.875%, 12/01/2044(a)	3,125	2,823,906

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 01/01/2031-01/01/2032	$15,000	$17,220,450
Series 2016A 5.00%, 01/01/2032	5,000	5,837,500
5.25%, 01/01/2056	2,940	3,333,166
Series 2019B 4.00%, 01/01/2037	1,575	1,743,462
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 03/15/2028	5,000	5,068,000
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2021-08/01/2031	9,440	9,110,084
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030-01/01/2036	16,245	16,335,773
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 4.00%, 07/01/2032-07/01/2033	4,250	4,308,380
5.00%, 07/01/2034-07/01/2046	8,505	8,937,303
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/2042(a)	5,000	4,958,900
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 03/01/2024	3,000	3,511,920
Onondaga County Trust for Cultural Resources (Syracuse University) Series 2011 5.00%, 12/01/2028-12/01/2029	2,135	2,270,553
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	2,100	1,945,188

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 2010 5.00%, 07/15/2031	$13,000	$13,052,000
Series 2013178 5.00%, 12/01/2031	5,000	5,534,300
Series 2014 5.00%, 09/01/2031	5,000	5,596,600
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/2022	4,320	4,343,414
Schenectady County Capital Resource Corp. (Trustees of Union College) Series 2017 5.00%, 01/01/2040	2,600	3,042,078
Suffolk County Economic Development Corp. Series 2011 5.00%, 07/01/2028 (Pre-refunded/ETM)	875	919,328
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 07/01/2028	5,115	5,297,043
Series 2014C 5.00%, 07/01/2031	2,500	2,749,500
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) 5.00%, 12/01/2040(f)	1,500	1,337,670
Series 2010 5.875%, 12/01/2030	2,340	2,403,812
Syracuse Industrial Development Agency (Carousel Center Co. LP) 5.00%, 01/01/2030-01/01/2036	3,150	2,702,515
Series 2016A 5.00%, 01/01/2033-01/01/2035	3,460	3,000,987
Triborough Bridge & Tunnel Authority Series 2013C 5.00%, 11/15/2032	5,000	5,550,750
Series 2017B 5.00%, 11/15/2036	3,000	3,586,200
Series 2018 5.00%, 11/15/2043	5,000	6,002,200
Series 2020A 5.00%, 11/15/2054	3,000	3,704,730

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2035-09/01/2039(f)	$9,200	$10,919,346
Series 2010A 5.00%, 09/01/2030	3,000	3,031,530
TSASC, Inc./NY 5.00%, 06/01/2045	3,350	3,149,000
Series 2017A 5.00%, 06/01/2041	10,850	11,548,089
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	1,515	1,304,930
5.25%, 09/15/2042-09/15/2053	875	723,366
Westchester County Healthcare Corp./NY Series 2010B 6.00%, 11/01/2030 (Pre-refunded/ETM)	870	889,940
Westchester County Healthcare Corp./NY (Westchester County Health Care Corp. Obligated Group) Series 2010B 6.00%, 11/01/2030	130	132,564
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	1,800	1,765,170
Westchester County Local Development Corp. (Purchase Housing Corp. II) Series 2017 5.00%, 06/01/2042-06/01/2047	2,000	2,075,290
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	6,825	7,082,712
Westchester Tobacco Asset Securitization Corp. Series 2016B 5.00%, 06/01/2041	1,000	1,043,410

		536,564,620

Alabama – 0.2%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	1,270	1,296,213

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	$1,270	$1,511,376
Series 2015A 6.625%, 09/01/2035	280	315,011

		1,826,387

California – 0.4%
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	2,385	2,386,026

Colorado – 0.2%
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	780	872,461

Florida – 0.1%
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 06/01/2048(a)	235	209,108
Marshall Creek Community Development District Series 2016 6.32%, 05/01/2045	45	34,381
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 5.00%, 05/01/2032	570	464,841

		708,330

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2037-01/01/2059	1,020	1,116,202

Guam – 2.4%
Guam Government Waterworks Authority Series 2016 5.00%, 01/01/2046	1,275	1,361,330
Series 2017 5.00%, 07/01/2034-07/01/2040	2,475	2,681,484

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam Power Authority Series 2017A 5.00%, 10/01/2036-10/01/2038	$4,430	$4,742,182
Territory of Guam 5.00%, 11/15/2031	135	136,079
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.25%, 01/01/2036	5,665	5,773,824

		14,694,899

Illinois – 0.8%
Chicago Board of Education Series 2018A 5.00%, 12/01/2031	1,710	1,716,361
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2037-09/01/2041	215	198,236
5.00%, 09/01/2036-09/01/2038	215	226,438
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	2,520	2,420,838

		4,561,873

Indiana – 0.1%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	800	672,616

Kentucky – 0.0%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	105	117,447

Louisiana – 0.0%
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)(f)	200	219,226

Maryland – 0.1%
City of Baltimore MD (Harbor Point Special Taxing District) 3.50%, 06/01/2039(a)	650	546,169
Series 2019B 3.70%, 06/01/2039(a)	200	169,224

		715,393

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 0.0%
City of Detroit MI 5.00%, 04/01/2036	$245	$250,939

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) 6.375%, 12/15/2043	250	194,223

Ohio – 1.1%
Buckeye Tobacco Settlement Financing Authority Series 2020B 5.00%, 06/01/2055	4,950	4,994,995
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	1,500	1,500,000

		6,494,995

Puerto Rico – 1.9%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	710	753,225
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	645	678,198
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	1,630	1,733,853
AGM Series 2007C 5.25%, 07/01/2036	100	106,373
NATL Series 2005L 5.25%, 07/01/2035	120	117,925
NATL Series 2007N 5.25%, 07/01/2032	135	133,327
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/2020	1,795	1,809,001

128 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	$1,715	$1,770,738
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.125%, 04/01/2032	1,000	957,280
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	340	350,200
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2029	654	473,064
Series 2019A 4.329%, 07/01/2040	675	648,000
4.55%, 07/01/2040	73	72,180
5.00%, 07/01/2058	2,055	2,056,562

		11,659,926

Tennessee – 0.5%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	820	731,145
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	195	202,088
5.00%, 08/01/2044-08/01/2049	1,710	1,908,174

		2,841,407

Texas – 1.1%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,455	1,465,636

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2055	$100	$87,444
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	1,000	797,260
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 06/30/2040	2,700	2,713,473
7.50%, 06/30/2032	1,225	1,231,591

		6,295,404

Washington – 0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	245	274,043
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019A 5.00%, 01/01/2044-01/01/2055(a)	510	435,630

		709,673

Wisconsin – 0.3%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	1,685	1,754,051
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2054	100	87,995

		1,842,046

Total Municipal Obligations (cost $590,752,239)		596,040,306

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(g)(h)(i) (cost $8,975,280)	8,975,280	$8,975,280

Total Investments – 100.1% (cost $599,727,519)		605,015,586
Other assets less liabilities – (0.1)%		(781,910)

Net Assets – 100.0%		$604,233,676

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	6,660	08/09/2024	1.690%	CPI#	Maturity	$(242,884)	$(5,449)	$(237,435)
USD	16,480	01/15/2025	1.671%	CPI#	Maturity	(597,636)	—	(597,636)
USD	13,331	01/15/2025	1.673%	CPI#	Maturity	(507,817)	—	(507,817)
USD	5,959	01/15/2025	1.637%	CPI#	Maturity	(215,582)	—	(215,582)
USD	16,000	01/15/2028	1.230%	CPI#	Maturity	(27,128)	—	(27,128)
USD	12,350	01/15/2028	0.735%	CPI#	Maturity	492,401	—	492,401

						$(1,098,646)	$(5,449)	$(1,093,197)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	34,300	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$812,575	$—	$812,575
USD	20,110	08/09/2022	3 Month LIBOR	1.486%	Quarterly/ Semi-Annual	631,938	—	631,938
USD	2,372	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi-Annual	122,214	—	122,214
USD	5,328	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	290,396	—	290,396

						$1,857,123	$—	$1,857,123

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	18,359	09/20/2020	2.263%	CPI#	Maturity	$(481,903)	$—	$(481,903)
Barclays Bank PLC	USD	16,956	10/15/2020	2.208%	CPI#	Maturity	(428,960)	—	(428,960)
Barclays Bank PLC	USD	9,401	10/15/2020	2.210%	CPI#	Maturity	(238,310)	—	(238,310)
Citibank, NA	USD	12,330	10/17/2020	2.220%	CPI#	Maturity	(315,019)	—	(315,019)
JPMorgan Chase Bank, NA	USD	16,575	08/30/2020	2.210%	CPI#	Maturity	(415,349)	—	(415,349)

							$(1,879,541)	$—	$(1,879,541)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	9,395	10/09/2029	1.120%	SIFMA*	Quarterly	$(516,246)	$—	$(516,246)
Citibank, NA	USD	9,395	10/09/2029	1.125%	SIFMA*	Quarterly	(521,115)	—	(521,115)

							$(1,037,361)	$—	$(1,037,361)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, the aggregate market value of these securities amounted to $21,822,225 or 3.6% of net assets.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of May 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024	11/13/2014	$1,000,948	$938,740	0.16%

(c)	Non-income producing security.

(d)	Illiquid security.

(e)	Defaulted.

(f)	When-Issued or delayed delivery security.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2020

	AB California		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $874,608,397 and $2,821,647,634, respectively)	$898,989,842		$2,738,477,814
Affiliated issuers (cost $14,940,152 and $73,926,756, respectively)	14,940,152		73,926,756
Cash	– 0	–	1,107,889
Cash collateral due from broker	9,818,047		68,067,666
Interest receivable	10,408,158		46,722,147
Receivable for capital stock sold	2,475,483		18,462,940
Receivable for investment securities sold	315,000		11,790,440
Affiliated dividends receivable	899		10,924
Receivable for variation margin on centrally cleared swaps	– 0	–	1,148,929
Other Assets	– 0	–	109,309

Total assets	936,947,581		2,959,824,814

Liabilities
Due to custodian	4,748		– 0	–
Payable for investment securities purchased	11,876,720		52,793,935
Unrealized depreciation on inflation swaps	2,405,856		11,903,171
Payable for capital stock redeemed	1,478,744		6,946,400
Unrealized depreciation on interest rate swaps	1,393,454		2,372,846
Dividends payable	413,335		1,986,667
Advisory fee payable	284,290		1,111,689
Payable for variation margin on centrally cleared swaps	147,266		– 0	–
Distribution fee payable	139,905		324,911
Administrative fee payable	30,014		32,089
Directors’ fees payable	7,595		15,057
Transfer Agent fee payable	6,149		24,101
Market value on credit default swaps (net premiums received $6,384,788)	– 0	–	19,763,179
Payable for floating rate notes issued(a)	– 0	–	89,995,000
Accrued expenses	109,871		194,254

Total liabilities	18,297,947		187,463,299

Net Assets	$918,649,634		$2,772,361,515

Composition of Net Assets
Capital stock, at par	$83,807		$254,487
Additional paid-in capital	902,583,513		2,839,839,493
Distributable earnings (accumulated loss)	15,982,314		(67,732,465)

	$918,649,634		$2,772,361,515

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—81,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$494,991,312	45,156,233	$10.96	*

Class C	$42,622,064	3,889,340	$10.96

Advisor Class	$381,036,258	34,761,014	$10.96

AB High Income Municipal Portfolio

Class A	$680,380,001	62,427,747	$10.90	*

Class C	$217,532,523	19,969,898	$10.89

Advisor Class	$1,872,363,531	171,897,691	$10.89

Class Z	$2,085,460	191,333.00	$10.90

*	The maximum offering price per share for Class A of AB California Portfolio and AB High Income Municipal Portfolio were $11.30 and $11.24, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

	AB National	AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,521,555,715 and $590,752,239, respectively)	$1,563,132,986	$596,040,306
Affiliated issuers (cost $38,631,753 and $8,975,280, respectively)	38,631,753	8,975,280
Cash collateral due from broker	16,803,242	7,082,609
Interest receivable	20,390,098	7,958,855
Receivable for capital stock sold	2,935,614	862,153
Receivable for investment securities sold	889,240	445,851
Affiliated dividends receivable	6,024	675

Total assets	1,642,788,957	621,365,729

Liabilities
Due to custodian	2,328	490
Payable for investment securities purchased	15,834,202	13,030,334
Unrealized depreciation on inflation swaps	4,458,001	1,879,541
Unrealized depreciation on interest rate swaps	2,440,752	1,037,361
Payable for capital stock redeemed	2,393,564	564,483
Advisory fee payable	536,996	188,184
Dividends payable	412,974	116,605
Distribution fee payable	168,663	124,441
Payable for variation margin on centrally cleared swaps	160,046	45,711
Administrative fee payable	30,014	31,659
Transfer Agent fee payable	17,060	6,879
Directors’ fees payable	10,426	6,308
Accrued expenses	158,503	100,057

Total liabilities	26,623,529	17,132,053

Net Assets	$1,616,165,428	$604,233,676

Composition of Net Assets
Capital stock, at par	$158,483	$62,289
Additional paid-in capital	1,609,683,186	614,207,661
Distributable earnings (accumulated loss)	6,323,759	(10,036,274)

	$1,616,165,428	$604,233,676

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—81,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$549,816,385	53,915,933	$10.20	*

Class C	$64,573,374	6,339,451	$10.19

Advisor Class	$1,001,775,669	98,227,454	$10.20

AB New York Portfolio

Class A	$414,852,776	42,766,946	$9.70	*

Class C	$44,221,397	4,561,643	$9.69

Advisor Class	$145,159,503	14,960,426	$9.70

*	The maximum offering price per share for Class A of AB National Portfolio and AB New York Portfolio were $10.52 and $10.00, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended May 31, 2020

	AB California		AB High Income Municipal
Investment Income
Interest	$32,956,401		$137,269,826
Dividends – Affiliated issuers	562,350		589,301

Total income	33,518,751		137,859,127

Expenses
Advisory fee (see Note B)	4,072,596		15,233,942
Distribution fee – Class A	1,298,493		1,934,947
Distribution fee – Class B	149		– 0	–
Distribution fee – Class C	439,858		2,560,636
Transfer agency – Class A	125,634		263,234
Transfer agency – Class B	13		– 0	–
Transfer agency – Class C	10,867		87,520
Transfer agency – Advisor Class	82,664		706,794
Transfer agency – Class Z	– 0	–	80
Custodian	175,133		245,924
Administrative	75,689		79,947
Audit and tax	56,043		64,312
Registration fees	55,891		148,974
Printing	44,244		118,765
Legal	36,640		48,198
Directors’ fees	25,949		41,794
Miscellaneous	28,952		68,891

Total expenses before bank overdraft expense	6,528,815		21,603,958
Bank overdraft expense	11,257		42,932
Interest expense	– 0	–	1,464,111

Total expenses	6,540,072		23,111,001
Less: expenses waived and reimbursed by the Adviser (see Note B)	(297,021)		(58,122)

Net expenses	6,243,051		23,052,879

Net investment income	27,275,700		114,806,248

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	641,967		28,316,129
Swaps	(2,790,156)		(28,098,006)
Net change in unrealized appreciation/depreciation of:
Investments	(22,270,807)		(227,448,604)
Swaps	(431,708)		14,268,641

Net loss on investment transactions	(24,850,704)		(212,961,840)

Net Increase (Decrease) in Net Assets from Operations	$2,424,996		$(98,155,592)

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB National	AB New York
Investment Income
Interest	$52,121,010	$22,048,161
Dividends – Affiliated issuers	473,429	298,447

Total income	52,594,439	22,346,608

Expenses
Advisory fee (see Note B)	7,148,028	2,966,817
Distribution fee – Class A	1,422,017	1,137,494
Distribution fee – Class B	637	470
Distribution fee – Class C	695,433	490,078
Transfer agency – Class A	218,003	142,686
Transfer agency – Class B	59	35
Transfer agency – Class C	27,943	15,594
Transfer agency – Advisor Class	364,406	48,701
Custodian	204,186	150,759
Registration fees	173,374	35,429
Printing	80,518	49,116
Administrative	75,689	79,519
Audit and tax	57,419	57,419
Legal	39,626	35,261
Directors’ fees	31,276	23,751
Miscellaneous	52,500	39,605

Total expenses	10,591,114	5,272,734
Less: expenses waived and reimbursed by the Adviser (see Note B)	(550,059)	(347,782)

Net expenses	10,041,055	4,924,952

Net investment income	42,553,384	17,421,656

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(283,351)	4,229,925
Swaps	(803,829)	(2,340,764)
Net change in unrealized appreciation/depreciation of:
Investments	(26,825,510)	(26,436,108)
Swaps	(4,480,367)	(671,006)

Net loss on investment transactions	(32,393,057)	(25,217,953)

Net Increase (Decrease) in Net Assets from Operations	$10,160,327	$(7,796,297)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	AB California
	Year Ended May 31, 2020	Year Ended May 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$27,275,700	$25,139,991
Net realized gain (loss) on investment transactions	(2,148,189)	1,165,445
Net change in unrealized appreciation/depreciation of investments	(22,702,515)	10,019,721

Net increase in net assets from operations	2,424,996	36,325,157
Distributions to Shareholders
Class A	(15,208,678)	(15,496,564)
Class B	(340)	(925)
Class C	(959,156)	(1,178,625)
Advisor Class	(10,839,530)	(8,462,107)
Capital Stock Transactions
Net increase	137,171,807	95,678,226

Total increase	112,589,099	106,865,162
Net Assets
Beginning of period	806,060,535	699,195,373

End of period	$918,649,634	$806,060,535

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB High Income Municipal
	Year Ended May 31, 2020	Year Ended May 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$114,806,248	$104,488,929
Net realized gain (loss) on investment transactions	218,123	(1,165,941)
Net change in unrealized appreciation/depreciation of investments	(213,179,963)	82,561,141

Net increase (decrease) in net assets from operations	(98,155,592)	185,884,129
Distributions to Shareholders
Class A	(28,867,235)	(30,206,172)
Class C	(7,645,747)	(9,401,739)
Advisor Class	(82,676,064)	(74,471,320)
Class Z	(17,160)	(308	)(a)
Capital Stock Transactions
Net increase (decrease)	(13,678,553)	292,099,877

Total increase (decrease)	(231,040,351)	363,904,467
Net Assets
Beginning of period	3,003,401,866	2,639,497,399

End of period	$2,772,361,515	$3,003,401,866

(a)	Commenced distribution on October 1, 2018.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB National
	Year Ended May 31, 2020	Year Ended May 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$42,553,384	$40,722,011
Net realized gain (loss) on investment transactions	(1,087,180)	1,378,688
Net change in unrealized appreciation/depreciation of investments	(31,305,877)	31,750,781

Net increase in net assets from operations	10,160,327	73,851,480
Distributions to Shareholders
Class A	(14,490,694)	(16,069,517)
Class B	(1,160)	(3,446)
Class C	(1,252,653)	(1,721,044)
Advisor Class	(26,543,722)	(22,926,406)
Capital Stock Transactions
Net increase	145,372,698	137,119,561

Total increase	113,244,796	170,250,628
Net Assets
Beginning of period	1,502,920,632	1,332,670,004

End of period	$1,616,165,428	$1,502,920,632

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New York
	Year Ended May 31, 2020	Year Ended May 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,421,656	$17,101,093
Net realized gain on investment transactions	1,889,161	1,798,867
Net change in unrealized appreciation/depreciation of investments	(27,107,114)	11,853,262

Net increase (decrease) in net assets from operations	(7,796,297)	30,753,222
Distributions to Shareholders
Class A	(11,909,663)	(12,168,328)
Class B	(885)	(6,254)
Class C	(916,980)	(1,182,557)
Advisor Class	(4,447,095)	(3,741,911)
Capital Stock Transactions
Net increase	1,371,843	13,243,415

Total increase (decrease)	(23,699,077)	26,897,587
Net Assets
Beginning of period	627,932,753	601,035,166

End of period	$604,233,676	$627,932,753

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the year ended May 31, 2020

	AB High Income Municipal
Cash flows from operating activities
Net decrease in net assets from operations		$(98,155,592)
Reconciliation of net decrease in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(675,748,320)
Purchases of short-term investments	(839,977,961)
Proceeds from disposition of long-term investments	717,365,810
Proceeds from disposition of short-term investments	767,491,536
Net realized gain on investment transactions	(218,123)
Net change in unrealized appreciation/depreciation on investment transactions	213,179,963
Net accretion of bond discount and amortization of bond premium	10,749,333
Increase in receivable for investments sold	(5,875,440)
Decrease in interest receivable	3,130,023
Decrease in affiliated dividends receivable	170,664
Increase in Other Assets	(109,309)
Increase in cash collateral due from broker	(37,497,033)
Increase in payable for investments purchased	49,392,743
Decrease in advisory fee payable	(82,755)
Increase in administrative fee payable	2,739
Increase in Transfer Agent fee payable	5,501
Decrease in distribution fee payable	(60,963)
Increase in Directors’ fee payable	9,374
Decrease in other liabilities	(186,479)
Increase in accrued expenses	2,198
Payments on swaps, net	(12,586,272)
Proceeds for exchange-traded derivatives settlements, net	17,861,258

Total adjustments		207,018,487

Net cash provided by (used in) operating activities		108,862,895

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STATEMENT OF CASH FLOWS (continued)

	AB High Income Municipal
Cash flows from financing activities
Redemptions of capital stock, net	$(76,707,396)
Cash dividends paid (net of dividend reinvestments)†	(53,317,610)
Increase in payable for floating rate notes issued	22,270,000

Net cash provided by (used in) financing activities		$(107,755,006)

Net increase in cash		1,107,889
Cash at beginning of year		—

Cash at end of year		$1,107,889

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$65,296,387
Interest expense paid during the year	$1,507,043

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2020

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB California Portfolio, AB National Portfolio and AB New York Portfolio offer Class A, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C, Advisor Class and Class Z shares. Effective September 28, 2018, AB High Income Municipal Portfolio commenced offering Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class Z shares have been authorized but currently are not being offered for AB California Portfolio, AB National Portfolio and AB New York Portfolio. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Portfolios were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All five classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using

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NOTES TO FINANCIAL STATEMENTS (continued)

market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2020:

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$878,926,442		$	– 0	–	$878,926,442
Short-Term Municipal Notes		– 0	–	20,063,400			– 0	–	20,063,400
Short-Term Investments		14,940,152		– 0	–		– 0	–	14,940,152

Total Investments in Securities		14,940,152		898,989,842			– 0	–	913,929,994
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	648,295			– 0	–	648,295	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	3,208,874			– 0	–	3,208,874	(b)

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Liabilities:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$(2,320,821)		$	– 0	–	$(2,320,821	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(52,058)			– 0	–	(52,058	)(b)
Inflation (CPI) Swaps		– 0	–	(2,405,856)			– 0	–	(2,405,856)
Interest Rate Swaps		– 0	–	(1,393,454)			– 0	–	(1,393,454)

Total		$14,940,152		$896,674,822		$	– 0	–	$911,614,974	(c)

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$2,732,115,832		$	– 0	–	$2,732,115,832
Corporates – Non-Investment Grade		– 0	–	6,361,982			– 0	–	6,361,982
Short-Term Investments		73,926,756		– 0	–		– 0	–	73,926,756
Liabilities:
Floating Rate Notes(d)		(89,995,000)		– 0	–		– 0	–	(89,995,000)

Total Investments in Securities		(16,068,244)		2,738,477,814			– 0	–	2,722,409,570
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	3,631,807			– 0	–	3,631,807	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	79,429,950			– 0	–	79,429,950	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(9,545,699)			– 0	–	(9,545,699	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(18,186,452)			– 0	–	(18,186,452	)(b)
Credit Default Swaps		– 0	–	(19,763,179)			– 0	–	(19,763,179)
Inflation (CPI) Swaps		– 0	–	(11,903,171)			– 0	–	(11,903,171)
Interest Rate Swaps		– 0	–	(2,372,846)			– 0	–	(2,372,846)

Total		$(16,068,244)		$2,759,768,224		$	– 0	–	$2,743,699,980	(e)

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AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,536,823,439		$	– 0	–	$1,536,823,439
Short-Term Municipal Notes		– 0	–	20,137,034			– 0	–	20,137,034
Agencies		– 0	–	6,172,513			– 0	–	6,172,513
Short-Term Investments		38,631,753		– 0	–		– 0	–	38,631,753

Total Investments in Securities		38,631,753		1,563,132,986			– 0	–	1,601,764,739
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	1,231,601			– 0	–	1,231,601	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	3,163,597			– 0	–	3,163,597	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(3,821,495)			– 0	–	(3,821,495	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(82,682)			– 0	–	(82,682	)(b)
Inflation (CPI) Swaps		– 0	–	(4,458,001)			– 0	–	(4,458,001)
Interest Rate Swaps		– 0	–	(2,440,752)			– 0	–	(2,440,752)

Total		$38,631,753		$1,556,725,254		$	– 0	–	$1,595,357,007	(f)

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$596,040,306		$	– 0	–	$596,040,306
Short-Term Investments		8,975,280		– 0	–		– 0	–	8,975,280

Total Investments in Securities		8,975,280		596,040,306			– 0	–	605,015,586
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	492,401			– 0	–	492,401	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	1,857,123			– 0	–	1,857,123	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(1,591,047)			– 0	–	(1,591,047	)(b)
Inflation (CPI) Swaps		– 0	–	(1,879,541)			– 0	–	(1,879,541)
Interest Rate Swaps		– 0	–	(1,037,361)			– 0	–	(1,037,361)

Total		$8,975,280		$593,881,881		$	– 0	–	$602,857,161	(g)

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(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)

The amount of $88,880,696 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

(d)	The Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(e)

The amount of $629,372,789 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

(f)

The amount of $88,124,554 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

(g)

The amount of $18,005,661 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate

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interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the Portfolios or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB California	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB National	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015
Portfolio	Class A	Class B	Class C	Advisor Class	Class Z
AB California	.75%	1.50%	1.50%	.50%	N/A
AB High Income Municipal	.80%	N/A	1.55%	.55%	.55%	*
AB National	.75%	1.50%	1.50%	.50%	N/A
AB New York	.75%	1.50%	1.50%	.50%	N/A

*	Effective October 1, 2018.

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This contractual agreement extends through September 30, 2020, for all Portfolios and may be extended by the Adviser for additional one year terms.

For the year ended May 31, 2020, such reimbursements amounted to $265,208, $16,890, $522,099 and $331,937 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2020, the reimbursement for such services amounted to $75,689, $79,947, $75,689 and $79,519 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB California Portfolio, $66,609; AB High Income Municipal Portfolio, $239,423; AB National Portfolio, $178,272 and AB New York Portfolio, $70,848 for the year ended May 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for each Portfolio for the year ended May 31, 2020, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class C
AB California	$ – 0	–	$63,433	$10,991
AB High Income Municipal	7		144,616	18,649
AB National	602		37,849	5,937
AB New York	– 0	–	41,024	5,764

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting

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in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2020, such waivers amounted to:

Portfolio	Amount
AB California	$31,813
AB High Income Municipal	41,232
AB National	27,960
AB New York	15,845

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2020 is as follows:

Portfolio	Market Value 5/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/20 (000)	Dividend Income (000)
AB California	$24,865	$309,291	$319,216	$14,940	$562
AB High Income Municipal	2,767	828,377	757,217	73,927	589
AB National	40,990	627,730	630,088	38,632	473
AB New York	10,869	192,115	194,009	8,975	298

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have

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been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
AB California	$7,568,403
AB High Income Municipal	3,775,383
AB National	7,072,230
AB New York	4,520,743

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2020, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB California	$263,536,534	$	– 0	–	$137,225,119	$	– 0	–
AB High Income Municipal	674,971,411		– 0	–	696,226,228		– 0	–
AB National	654,620,800		5,783,933		423,777,992		25,000
AB New York	162,137,048		– 0	–	147,250,344		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
AB California	$889,550,910	$43,944,739	$(22,503,609)	$21,441,130
AB High Income Municipal	2,807,734,168	157,482,415	(202,321,895)	(44,839,480)
AB National	1,560,187,468	74,380,403	(40,306,283)	34,074,120
AB New York	599,727,519	19,992,735	(17,189,337)	2,803,398

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the

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contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2020, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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During the year ended May 31, 2020, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2020, the AB High Income Municipal Portfolio and the AB National Portfolio held credit default swaps for non- hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended May 31, 2020, the Portfolios had entered into the following derivatives:

AB California Portfolio

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$3,857,169	*	Receivable/Payable for variation margin on centrally cleared swaps	$2,372,879	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,393,454

Interest rate contracts				Unrealized depreciation on inflation swaps	2,405,856

Total		$3,857,169			$6,172,189

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,790,156)	$(431,708)

Total		$(2,790,156)	$(431,708)

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AB High Income Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$83,061,757	*	Receivable/Payable for variation margin on centrally cleared swaps	$27,732,151	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	2,372,846

Interest rate contracts				Unrealized depreciation on inflation swaps	11,903,171

Credit contracts				Market value on credit default swaps	19,763,179

Total		$83,061,757			$61,771,347

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(29,825,649)	$28,045,836

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,727,643	(13,777,195)

Total		$(28,098,006)	$14,268,641

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AB National Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$4,312,516	*	Receivable/Payable for variation margin on centrally cleared swaps	$4,070,942	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	2,440,752

Interest rate contracts				Unrealized depreciation on inflation swaps	4,458,001

Total		$4,312,516			$10,969,695

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(975,379)	$(4,480,367)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	171,550	– 0	–

Total		$(803,829)	$(4,480,367)

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AB New York Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,349,524	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,585,598	*
Interest rate contracts				Unrealized depreciation on interest rate swaps	1,037,361
Interest rate contracts				Unrealized depreciation on inflation swaps	1,879,541

Total		$2,349,524			$4,502,500

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,340,764)	$(671,006)

Total		$(2,340,764)	$(671,006)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended May 31, 2020:

AB California Portfolio
Interest Rate Swaps:
Average notional amount	$25,240,000	(a)
Inflation Swaps:
Average notional amount	$119,790,231
Centrally Cleared Interest Rate Swaps:
Average notional amount	$134,880,417
Centrally Cleared Inflation Swaps:
Average notional amount	$75,636,667

(a)	Positions were open for eight months during the year.

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AB High Income Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$42,980,000	(a)
Inflation Swaps:
Average notional amount	$607,166,076
Centrally Cleared Interest Rate Swaps:
Average notional amount	$376,630,000
Centrally Cleared Inflation Swaps:
Average notional amount	$333,252,500
Credit Default Swaps:
Average notional amount of sale contracts	$56,482,692
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,500,000	(b)

(a)	Positions were open for eight months during the year.
(b)	Positions were open for two months during the year.

AB National Portfolio
Interest Rate Swaps:
Average notional amount	$44,210,000	(a)
Inflation Swaps:
Average notional amount	$223,033,385
Centrally Cleared Interest Rate Swaps:
Average notional amount	$186,267,692
Centrally Cleared Inflation Swaps:
Average notional amount	$128,544,167
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$14,850,000	(b)

(a)	Positions were open for eight months during the year.
(b)	Positions were open for one month during the year.

AB New York Portfolio
Interest Rate Swaps:
Average notional amount	$18,790,000	(a)
Inflation Swaps:
Average notional amount	$93,186,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$70,527,083
Centrally Cleared Inflation Swaps:
Average notional amount	$55,212,500

(a)	Positions were open for eight months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of May 31, 2020. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

AB California Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,469,418	$	– 0	–	$(1,469,418)	$	– 0	–	$	– 0	–
Citibank, N.A.	1,820,122		– 0	–	(1,770,000)		– 0	–		50,122
JPMorgan Chase Bank, N.A.	509,770		– 0	–	(509,770)		– 0	–		– 0	–

Total	$3,799,310	$	– 0	–	$(3,749,188)	$	– 0	–		$50,122	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB High Income Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$7,269,291	$	– 0	–	$(7,260,000)	$	– 0	–	$9,291
Citibank, N.A.	4,524,581	– 0	–	(4,524,581)	– 0	–	– 0	–
Citigroup Global Markets, Inc.	1,368,295	– 0	–	(1,290,000)	– 0	–	78,295
Credit Suisse International	7,292,008	– 0	–	(7,292,008)	– 0	–	– 0	–
Goldman Sachs International	6,092,876	– 0	–	(6,092,876)	– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	2,482,145	– 0	–	– 0	–	(2,482,145)	– 0	–
Morgan Stanley Capital Services LLC	5,010,000	– 0	–	(5,010,000)	– 0	–	– 0	–

Total	$34,039,196	$	– 0	–	$(31,469,465)	$(2,482,145)	$87,586	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AB National Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$2,738,047	$	– 0	–	$(2,738,047)	$	– 0	–	$	– 0	–
Citibank, N.A.	3,209,776		– 0	–	(3,130,000)		– 0	–		79,776
JPMorgan Chase Bank, N.A.	950,930		– 0	–	(950,930)		– 0	–		– 0	–

Total	$6,898,753	$	– 0	–	$(6,818,977)	$	– 0	–		$79,776	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB New York Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,149,173	$	– 0	–	$(954,000)	$	– 0	–	$195,173
Citibank, N.A.	1,352,380		– 0	–	(1,310,000)		– 0	–	42,380
JPMorgan Chase Bank, N.A.	415,349		– 0	–	(415,349)		– 0	–	– 0	–

Total	$2,916,902	$	– 0	–	$(2,679,349)	$	– 0	–	$237,553	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

The Fund has authorized 81.2 billion shares of capital stock. The allocation is as follow:

	Allocation of Shares (In Million)
Portfolio	Class A	Class B		Class C	Advisor	Class T	Class Z	Total
AB California	6,000	– 0	–	6,000	6,050	3,000	3,000	24,050
AB High Income Municipal	3,000	3,000		3,000	3,000	3,000	3,000	18,000
AB National	6,000	– 0	–	6,000	6,100	3,000	3,000	24,100
AB New York	3,000	– 0	–	3,000	3,050	3,000	3,000	15,050

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Transactions in capital shares for each class were as follows:

AB California Portfolio
Shares	Amount
Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019

Class A
Shares sold	9,724,661	6,617,154	$109,247,771	$72,680,238

Shares issued in reinvestment of dividends	654,795	675,932	7,336,786	7,428,114

Shares converted from Class B	3,160	666	35,470	7,311

Shares converted from Class C	501,591	207,512	5,642,437	2,275,114

Shares redeemed	(8,772,256)	(6,563,908)	(96,601,162)	(71,871,288)

Net increase	2,111,951	937,356	$25,661,302	$10,519,489

Class B
Shares sold	36	220	$388	$2,400

Shares issued in reinvestment of dividends	28	69	320	763

Shares converted to Class A	(3,160)	(666)	(35,470)	(7,311)

Shares redeemed	– 0	–	(2)	– 0	–	(20)

Net decrease	(3,096)	(379)	$(34,762)	$(4,168)

Class C
Shares sold	1,214,929	791,896	$13,711,989	$8,691,508

Shares issued in reinvestment of dividends	52,344	63,292	585,968	695,219

Shares converted to Class A	(501,867)	(207,576)	(5,642,437)	(2,275,114)

Shares redeemed	(840,148)	(1,114,334)	(9,338,286)	(12,194,001)

Net decrease	(74,742)	(466,722)	$(682,766)	$(5,082,388)

Advisor Class
Shares sold	18,100,608	18,465,534	$202,492,392	$202,317,485

Shares issued in reinvestment of dividends	555,427	412,561	6,212,869	4,535,798

Shares redeemed	(8,795,227)	(10,672,438)	(96,477,228)	(116,607,990)

Net increase	9,860,808	8,205,657	$112,228,033	$90,245,293

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	AB High Income Municipal Portfolio
	Shares			Amount
	Year Ended May 31, 2020	Year Ended May 31, 2019		Year Ended May 31, 2020	Year Ended May 31, 2019

Class A
Shares sold	18,307,363	14,121,217		$212,518,913	$159,874,556

Shares issued in reinvestment of dividends	1,232,070	1,269,752		14,324,024	14,344,042

Shares converted from Class C	2,274,405	219,241		26,485,476	2,474,519

Shares redeemed	(24,135,068)	(17,167,888)		(274,606,891)	(193,397,859)

Net decrease	(2,321,230)	(1,557,678)		$(21,278,478)	$(16,704,742)

Class C
Shares sold	2,470,275	2,964,896		$28,939,678	$33,471,510

Shares issued in reinvestment of dividends	401,425	507,475		4,665,207	5,728,795

Shares converted to Class A	(2,276,013)	(219,297)		(26,485,476)	(2,474,519)

Shares redeemed	(4,080,349)	(5,297,606)		(46,143,314)	(59,658,182)

Net decrease	(3,484,662)	(2,044,532)		$(39,023,905)	$(22,932,396)

Advisor Class
Shares sold	63,046,007	78,207,903		$724,008,885	$881,157,893

Shares issued in reinvestment of dividends	3,978,046	4,012,529		46,304,653	45,337,673

Shares redeemed	(64,759,876)	(52,593,143)		(725,618,093)	(594,768,572)

Net increase	2,264,177	29,627,289		$44,695,445	$331,726,994

Class Z(a)
Shares sold	193,111	889		$1,957,185	$10,021

Shares issued in reinvestment of dividends	232	– 0	–(b)	2,503	– 0	–(c)

Shares redeemed	(2,899)	– 0	–	(31,303)	– 0	–

Net increase	190,444	889		$1,928,385	$10,021

(a)	Commenced distribution on October 1, 2018.

(b)	Amount is less than one share.

(c)	Amount is less than $.50.

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	AB National Portfolio
	Shares		Amount
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019

Class A
Shares sold	9,324,794	9,298,173	$96,116,675	$93,969,030

Shares issued in reinvestment of dividends	809,404	919,985	8,421,297	9,312,846

Shares converted from Class B	15,150	7,924	158,093	79,867

Shares converted from Class C	1,047,536	460,485	10,912,982	4,654,791

Shares redeemed	(12,483,602)	(13,187,484)	(128,730,504)	(133,149,394)

Net decrease	(1,286,718)	(2,500,917)	$(13,121,457)	$(25,132,860)

Class B

Shares sold	120	5,568	$1,306	$56,087

Shares issued in reinvestment of dividends	90	264	938	2,670

Shares converted to Class A	(15,165)	(7,932)	(158,093)	(79,867)

Shares redeemed	(480)	(2,220)	(5,057)	(22,443)

Net decrease	(15,435)	(4,320)	$(160,906)	$(43,553)

Class C
Shares sold	1,088,858	925,049	$11,282,364	$9,316,966

Shares issued in reinvestment of dividends	82,789	112,552	860,088	1,137,238

Shares converted to Class A	(1,049,136)	(461,014)	(10,912,982)	(4,654,791)

Shares redeemed	(1,109,239)	(2,126,535)	(11,476,097)	(21,401,428)

Net decrease	(986,728)	(1,549,948)	$(10,246,627)	$(15,602,015)

Advisor Class
Shares sold	38,907,861	40,383,282	$402,833,664	$407,880,136

Shares issued in reinvestment of dividends	1,790,997	1,587,015	18,629,631	16,072,434

Shares redeemed	(24,743,150)	(24,433,465)	(252,561,607)	(246,054,581)

Net increase	15,955,708	17,536,832	$168,901,688	$177,897,989

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	AB New York Portfolio
	Shares		Amount
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2020	Year Ended May 31, 2019

Class A
Shares sold	8,167,903	7,377,800	$82,051,947	$72,306,309

Shares issued in reinvestment of dividends	674,236	684,511	6,769,631	6,703,654

Shares converted from Class B	10,849	37,918	109,161	367,818

Shares converted from Class C	581,816	436,905	5,861,360	4,269,438

Shares redeemed	(10,500,347)	(8,306,058)	(103,414,232)	(81,084,697)

Net increase (decrease)	(1,065,543)	231,076	$(8,622,133)	$2,562,522

Class B
Shares sold	75	464	$752	$4,525

Shares issued in reinvestment of dividends	81	344	835	3,352

Shares converted to Class A	(10,860)	(37,965)	(109,161)	(367,818)

Shares redeemed	(2)	(9,092)	0	(88,670)

Net decrease	(10,706)	(46,249)	$(107,574)	$(448,611)

Class C
Shares sold	717,283	546,557	$7,261,415	$5,336,603

Shares issued in reinvestment of dividends	64,913	85,979	651,046	841,050

Shares converted to Class A	(582,326)	(437,076)	(5,861,360)	(4,269,438)

Shares redeemed	(793,930)	(1,273,995)	(7,901,942)	(12,416,347)

Net decrease	(594,060)	(1,078,535)	$(5,850,841)	$(10,508,132)

Advisor Class
Shares sold	6,657,178	6,282,529	$66,658,037	$61,547,735

Shares issued in reinvestment of dividends	230,038	198,227	2,307,854	1,942,696

Shares redeemed	(5,430,551)	(4,293,545)	(53,013,500)	(41,852,795)

Net increase	1,456,665	2,187,211	$15,952,391	$21,637,636

NOTE F

Risks Involved in Investing in the Portfolios

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a

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security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on a Portfolio’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These

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factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to

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approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolios’ return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

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NOTES TO FINANCIAL STATEMENTS (continued)

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidty of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Portfolios is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2020 and May 31, 2019 were as follows:

AB California Portfolio	2020	2019
Distributions paid from:
Ordinary income	$519,538	$179,407

Total taxable distributions	519,538	179,407
Tax exempt distributions	26,488,166	24,958,814

Total distributions paid	$27,007,704	$25,138,221

AB High Income Municipal Portfolio	2020	2019
Distributions paid from:
Ordinary income	$3,485,488	$4,999,462

Total taxable distributions	3,485,488	4,999,462
Tax exempt distributions	115,720,718	109,080,077

Total distributions paid	$119,206,206	$114,079,539

AB National Portfolio	2020	2019
Distributions paid from:
Ordinary income	$584,260	$583,789

Total taxable distributions	584,260	583,789
Tax exempt distributions	41,703,969	40,136,624

Total distributions paid	$42,288,229	$40,720,413

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NOTES TO FINANCIAL STATEMENTS (continued)

AB New York Portfolio	2020	2019
Distributions paid from:
Ordinary income	$293,658	$100,650

Total taxable distributions	293,658	100,650
Tax exempt distributions	16,980,965	16,998,400

Total distributions paid	$17,274,623	$17,099,050

As of May 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB California	$77,529		$(5,123,007)	$21,441,130	$16,395,652
AB High Income Municipal	– 0	–	(17,046,786)	(45,259,078)	(62,305,864)
AB National	131,879		(27,208,817)	33,825,471	6,748,533
AB New York	42,624		(12,669,448)	2,737,067	(9,889,757)

(a)

At May 31, 2020, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. As of May 31, 2020, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had net capital loss carryforwards of $5,123,007, $6,194,088, $27,208,817, and $12,669,448, respectively. During the current fiscal year, AB New York Portfolio utilized $2,354,265 of capital loss carryforwards to offset current year net realized gains. As of May 31, 2020, AB High Income Municipal Portfolio had a qualified late-year ordinary loss deferral of $10,852,698.

(b)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender options bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of May 31, 2020, the Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
AB California	$4,891,746	$231,261
AB High Income Municipal	6,194,088	– 0	–
AB National	16,187,312	11,021,505
AB New York	12,512,785	156,663

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings/(accumulated loss) or additional paid-in capital.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2020, the amount of Floating Rate Notes outstanding was $89,995,000 and the related interest rate ranged .18% to 0.40% for AB High Income Municipal Portfolio. At May 31, 2020, AB California Portfolio, AB National Portfolio and AB New York Portfolio did not have any Floating Rate Notes outstanding. For the year ended May 31, 2020, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were as follows:

Portfolio	Average Amount Outstanding	Weighted Average Interest Rate
AB High Income Municipal	$72,211,803	1.99%

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolios’ financial statements as a secured borrowing. For the year ended May 31, 2020, AB California Portfolio engaged in such transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08, which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class A
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.21	$ 11.06	$ 11.25	$ 11.54	$ 11.27

Income From Investment Operations

Net investment income(a)(b)	.33	.37	.37	.37	.39
Net realized and unrealized gain (loss) on investment transactions	(.25)	.15	(.20)	(.29)	.26

Net increase in net asset value from operations	.08	.52	.17	.08	.65

Less: Dividends

Dividends from net investment income	(.33)	(.37)	(.36)	(.37)	(.38)

Net asset value, end of period	$ 10.96	$ 11.21	$ 11.06	$ 11.25	$ 11.54

Total Return

Total investment return based on net asset value(c)	.68%	4.84%	1.55%	.69%	5.88%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$494,992	$482,499	$465,581	$489,570	$482,744

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.75%	.75%	.76%	.75%	.76%

Expenses, before waivers/reimbursements(d)	.78%	.80%	.80%	.80%	.80%

Net investment income(a)	2.96%	3.38%	3.28%	3.29%	3.46%

Portfolio turnover rate	16%	13%	14%	16%	13%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class C
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.21	$ 11.05	$ 11.24	$ 11.54	$ 11.27

Income From Investment Operations

Net investment income(a)(b)	.25	.29	.28	.29	.31
Net realized and unrealized gain (loss) on investment transactions	(.26)	.16	(.19)	(.31)	.26

Net increase (decrease) in net asset value from operations	(.01)	.45	.09	(.02)	.57

Less: Dividends

Dividends from net investment income	(.24)	(.29)	(.28)	(.28)	(.30)

Net asset value, end of period	$ 10.96	$ 11.21	$ 11.05	$ 11.24	$ 11.54

Total Return

Total investment return based on net asset value(c)	(.08)%	4.15%	.79%	(.15)%	5.09%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,622	$44,421	$48,977	$56,379	$89,568

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.51%	1.50%	1.51%

Expenses, before waivers/reimbursements(d)	1.53%	1.55%	1.55%	1.55%	1.56%

Net investment income(a)	2.21%	2.63%	2.53%	2.54%	2.71%

Portfolio turnover rate	16%	13%	14%	16%	13%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Advisor Class
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.21	$ 11.06	$ 11.25	$ 11.54	$ 11.27

Income From Investment Operations

Net investment income(a)(b)	.36	.40	.39	.40	.42
Net realized and unrealized gain (loss) on investment transactions	(.26)	.15	(.19)	(.30)	.26

Net increase in net asset value from operations	.10	.55	.20	.10	.68

Less: Dividends

Dividends from net investment income	(.35)	(.40)	(.39)	(.39)	(.41)

Net asset value, end of period	$ 10.96	$ 11.21	$ 11.06	$ 11.25	$ 11.54

Total Return

Total investment return based on net asset value(c)	.93%	5.10%	1.80%	.94%	6.14%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$381,036	$279,106	$184,599	$149,586	$112,091

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.50%	.51%	.51%	.50%	.51%

Expenses, before waivers/reimbursements(d)	.53%	.55%	.55%	.55%	.55%

Net investment income(a)	3.20%	3.63%	3.52%	3.54%	3.69%

Portfolio turnover rate	16%	13%	14%	16%	13%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB High Income Municipal Portfolio
	Class A
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.65	$ 11.39	$ 11.34	$ 11.67	$ 11.20

Income From Investment Operations

Net investment income(a)(b)	.42	.43	.45	.45	.48
Net realized and unrealized gain (loss) on investment transactions	(.74)	.30	.05	(.33)	.48

Net increase (decrease) in net asset value from operations	(.32)	.73	.50	.12	.96

Less: Dividends

Dividends from net investment income	(.43)	(.47)	(.45)	(.45)	(.49)

Net asset value, end of period	$ 10.90	$ 11.65	$ 11.39	$ 11.34	$ 11.67

Total Return

Total investment return based on net asset value(c)	(2.97)%	6.64%	4.50%	1.13%	8.82%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$680,380	$754,555	$755,327	$769,140	$860,490

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.85%	.87%	.87%	.87%	.86%

Expenses, before waivers/reimbursements(d)	.85%	.88%	.88%	.89%	.88%

Net investment income(a)	3.59%	3.81%	3.95%	3.97%	4.23%

Portfolio turnover rate	22%	23%	22%	30%	14%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB High Income Municipal Portfolio
	Class C
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.65	$ 11.39	$ 11.33	$ 11.66	$ 11.20

Income From Investment Operations

Net investment income(a)(b)	.33	.35	.36	.37	.39
Net realized and unrealized gain (loss) on investment transactions	(.74)	.30	.07	(.33)	.48

Net increase (decrease) in net asset value from operations	(.41)	.65	.43	.04	.87

Less: Dividends

Dividends from net investment income	(.35)	(.39)	(.37)	(.37)	(.41)

Net asset value, end of period	$ 10.89	$ 11.65	$ 11.39	$ 11.33	$ 11.66

Total Return

Total investment return based on net asset value(c)	(3.69)%	5.85%	3.82%	.38%	7.92%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$217,533	$273,186	$290,311	$311,962	$343,821

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.60%	1.62%	1.62%	1.62%	1.61%

Expenses, before waivers/reimbursements(d)	1.60%	1.63%	1.63%	1.64%	1.63%

Net investment income(a)	2.85%	3.06%	3.20%	3.22%	3.49%

Portfolio turnover rate	22%	23%	22%	30%	14%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB High Income Municipal Portfolio
	Advisor Class
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.65	$ 11.38	$ 11.33	$ 11.66	$ 11.20

Income From Investment Operations

Net investment income(a)(b)	.45	.46	.48	.48	.51
Net realized and unrealized gain (loss) on investment transactions	(.75)	.31	.05	(.33)	.47

Net increase (decrease) in net asset value from operations	(.30)	.77	.53	.15	.98

Less: Dividends

Dividends from net investment income	(.46)	(.50)	(.48)	(.48)	(.52)

Net asset value, end of period	$ 10.89	$ 11.65	$ 11.38	$ 11.33	$ 11.66

Total Return

Total investment return based on net asset value(c)	(2.72)%	7.00%	4.76%	1.38%	9.00%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,872,364	$1,975,651	$1,593,859	$1,400,924	$1,332,857

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.60%	.62%	.62%	.62%	.61%

Expenses, before waivers/reimbursements(d)	.60%	.63%	.63%	.64%	.63%

Net investment income(a)	3.84%	4.05%	4.20%	4.22%	4.48%

Portfolio turnover rate	22%	23%	22%	30%	14%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended May 31,	October 1, 2018(e) to May 31,
	2020	2019

Net asset value, beginning of period	$ 11.65	$ 11.27

Income From Investment Operations

Net investment income(a)(b)	.43	.31
Net realized and unrealized gain (loss) on investment transactions	(.71)	.42

Net increase (decrease) in net asset value from operations	(.28)	.73

Less: Dividends

Dividends from net investment income	(.47)	(.35)

Net asset value, end of period	$ 10.90	$ 11.65

Total Return

Total investment return based on net asset value(c)	(2.60)%	6.59%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,085	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.60%	.65	%^

Expenses, before waivers/reimbursements(d)	.61%	.65	%^

Net investment income(a)	4.11%	4.11	%^

Portfolio turnover rate	22%	23%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.38	$ 10.15	$ 10.30	$ 10.51	$ 10.20

Income From Investment Operations

Net investment income(a)(b)	.27	.29	.30	.31	.33
Net realized and unrealized gain (loss) on investment transactions	(.19)	.23	(.15)	(.21)	.32

Net increase in net asset value from operations	.08	.52	.15	.10	.65

Less: Dividends

Dividends from net investment income	(.26)	(.29)	(.30)	(.31)	(.34)

Net asset value, end of period	$ 10.20	$ 10.38	$ 10.15	$ 10.30	$ 10.51

Total Return

Total investment return based on net asset value(c)	.80%	5.23%	1.48%	.99%	6.44%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$549,816	$572,911	$585,549	$625,601	$657,481

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(f)	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements(d)(f)	.78%	.79%	.80%	.80%	.80%

Net investment income(a)	2.57%	2.87%	2.93%	2.99%	3.23%

Portfolio turnover rate	28%	19%	18%	18%	13%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class C
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.37	$ 10.14	$ 10.29	$ 10.50	$ 10.19

Income From Investment Operations

Net investment income(a)(b)	.19	.21	.22	.23	.26
Net realized and unrealized gain (loss) on investment transactions	(.18)	.24	(.15)	(.21)	.31
Contributions from Affiliates	0	0	0	0	.00 (g)

Net increase in net asset value from operations	.01	.45	.07	.02	.57

Less: Dividends

Dividends from net investment income	(.19)	(.22)	(.22)	(.23)	(.26)

Net asset value, end of period	$ 10.19	$ 10.37	$ 10.14	$ 10.29	$ 10.50

Total Return

Total investment return based on net asset value(c)	.05%	4.45%	.72%	.24%	5.66%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$64,573	$75,942	$89,963	$106,240	$144,152

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(f)	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements(d)(f)	1.54%	1.54%	1.55%	1.55%	1.56%

Net investment income(a)	1.82%	2.12%	2.19%	2.25%	2.49%

Portfolio turnover rate	28%	19%	18%	18%	13%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.38	$ 10.15	$ 10.30	$ 10.51	$ 10.21

Income From Investment Operations

Net investment income(a)(b)	.29	.31	.32	.33	.36
Net realized and unrealized gain (loss) on investment transactions	(.18)	.24	(.14)	(.20)	.30

Net increase in net asset value from operations	.11	.55	.18	.13	.66

Less: Dividends

Dividends from net investment income	(.29)	(.32)	(.33)	(.34)	(.36)

Net asset value, end of period	$ 10.20	$ 10.38	$ 10.15	$ 10.30	$ 10.51

Total Return

Total investment return based on net asset value(c)	1.05%	5.49%	1.73%	1.24%	6.60%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,001,776	$853,908	$656,958	$496,432	$453,596

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(f)	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(d)(f)	.53%	.54%	.55%	.55%	.55%

Net investment income(a)	2.81%	3.11%	3.18%	3.24%	3.46%

Portfolio turnover rate	28%	19%	18%	18%	13%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.05	$ 9.82	$ 10.01	$ 10.20	$ 9.92

Income From Investment Operations

Net investment income(a)(b)	.26	.29	.28	.29	.30
Net realized and unrealized gain (loss) on investment transactions	(.35)	.23	(.19)	(.19)	.29

Net increase (decrease) in net asset value from operations	(.09)	.52	.09	.10	.59

Less: Dividends

Dividends from net investment income	(.26)	(.29)	(.28)	(.29)	(.31)

Net asset value, end of period	$ 9.70	$ 10.05	$ 9.82	$ 10.01	$ 10.20

Total Return

Total investment return based on net asset value(c)	(.92)%	5.37%	.95%	1.00%	6.00%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$414,853	$440,361	$428,147	$444,247	$457,414

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.75%	.76%	.75%	.75%	.77%

Expenses, before waivers/reimbursements(d)	.80%	.82%	.81%	.81%	.83%

Net investment income(a)	2.64%	2.92%	2.86%	2.87%	3.03%

Portfolio turnover rate	23%	15%	11%	19%	16%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.04	$ 9.81	$ 10.01	$ 10.20	$ 9.92

Income From Investment Operations

Net investment income(a)(b)	.19	.21	.21	.21	.23
Net realized and unrealized gain (loss) on investment transactions	(.35)	.23	(.20)	(.19)	.28

Net increase (decrease) in net asset value from operations	(.16)	.44	.01	.02	.51

Less: Dividends

Dividends from net investment income	(.19)	(.21)	(.21)	(.21)	(.23)

Net asset value, end of period	$ 9.69	$ 10.04	$ 9.81	$ 10.01	$ 10.20

Total Return

Total investment return based on net asset value(c)	(1.66)%	4.59%	.09%	.25%	5.21%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,221	$51,764	$61,179	$71,152	$83,380

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%	1.51%	1.50%	1.50%	1.52%

Expenses, before waivers/reimbursements(d)	1.55%	1.57%	1.56%	1.56%	1.58%

Net investment income(a)	1.89%	2.18%	2.11%	2.12%	2.28%

Portfolio turnover rate	23%	15%	11%	19%	16%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.05	$ 9.82	$ 10.02	$ 10.20	$ 9.93

Income From Investment Operations

Net investment income(a)(b)	.29	.31	.31	.31	.33
Net realized and unrealized gain (loss) on investment transactions	(.35)	.23	(.20)	(.18)	.27

Net increase (decrease) in net asset value from operations	(.06)	.54	.11	.13	.60

Less: Dividends

Dividends from net investment income	(.29)	(.31)	(.31)	(.31)	(.33)

Net asset value, end of period	$ 9.70	$ 10.05	$ 9.82	$ 10.02	$ 10.20

Total Return

Total investment return based on net asset value(c)	(.67)%	5.63%	1.20%	1.26%	6.15%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$145,160	$135,701	$111,151	$80,905	$54,742

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.50%	.51%	.50%	.50%	.52%

Expenses, before waivers/reimbursements(d)	.55%	.57%	.56%	.56%	.58%

Net investment income(a)	2.89%	3.17%	3.11%	3.14%	3.25%

Portfolio turnover rate	23%	15%	11%	19%	16%

See footnote summary on pages 195-196.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Net of expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended May 31,
	2020	2019	2018	2017	2016

AB California Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.78%	.79%	.79%	.79%	.80%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.53%	1.54%	1.54%	1.54%	1.55%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.53%	.54%	.54%	.54%	.55%

	Year Ended May 31,
	2020	2019	2018	2017	2016

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80%	.80%	.80%	.80%	.80%
Before waivers/reimbursements	.80%	.81%	.81%	.82%	.82%
Class C
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55%	1.55%
Before waivers/reimbursements	1.55%	1.56%	1.56%	1.57%	1.57%
Advisor Class
Net of waivers/reimbursements	.55%	.55%	.55%	.55%	.55%
Before waivers/reimbursements	.55%	.55%	.56%	.57%	.57%
Class Z(e)
Net of waivers/reimbursements	.55%	.53%^	N/A	N/A	N/A
Before waivers/reimbursements	.56%	.53%^	N/A	N/A	N/A

	Year Ended May 31,
	2020	2019	2018	2017	2016

AB National Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.74%	.75%
Before waivers/reimbursements	.78%	.79%	.80%	.80%	.80%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.49%	1.50%
Before waivers/reimbursements	1.54%	1.54%	1.55%	1.55%	1.55%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.49%	.50%
Before waivers/reimbursements	.53%	.54%	.55%	.55%	.55%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended May 31,
	2020	2019	2018	2017	2016

AB New York Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.80%	.81%	.81%	.81%	.81%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.55%	1.56%	1.56%	1.56%	1.57%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.55%	.56%	.56%	.56%	.57%

(e)	Commencement of distribution as of October 1, 2018.

(f)

In connection with the Portfolios’ investments in affiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Year Ended May 31, 2017
AB National Portfolio	.01%

(g)	Amount is less than $.005.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Municipal Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AB Municipal Income Fund, Inc. (the “Fund”) (comprising the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (collectively referred to as the “Portfolios”)), including the portfolios of investments, as of May 31, 2020, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising AB Municipal Income Fund, Inc. at May 31, 2020, and the results of their operations, cash flows, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

AB Municipal Income Fund, Inc.	Statement of Operations	Statements of Changes in Net Assets	Statement of Cash Flows	Financial Highlights
AB National Portfolio AB New York Portfolio AB California Portfolio	For the year ended May 31, 2020	For each of the two years in the period ended May 31, 2020		For each of the five years in the period ended May 31, 2020
AB High Income Municipal Portfolio	For the year ended May 31, 2020	For each of the two years in the period ended May 31, 2020	For the year ended May 31, 2020	For each of the five years in the period ended May 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s

abfunds.com	AB MUNICIPAL INCOME FUND | 197

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

July 27, 2020

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III,(2)^ Senior Vice President Terrance T. Hults,(2) Vice President Matthew J. Norton,(2) Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

abfunds.com	AB MUNICIPAL INCOME FUND | 199

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	78	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	78	Xilinx, Inc. (programmable logic semi-conductors) since 2007

abfunds.com	AB MUNICIPAL INCOME FUND | 201

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION ***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	78	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	78	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION ***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	78	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	78	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION ***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	78	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION ***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	78	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION ***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	78	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

R.B. “Guy” Davidson III^ 59	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer – Municipal Business.

Terrance T. Hults 54	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head – Municipal Portfolio Management.

Matthew J. Norton 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head – Municipal Portfolio Management.

Andrew D. Potter 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 3020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested directors (the “directors”) of AB Municipal Income Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on November 4-6, 2019 (the “Meeting”):1

•	AB California Portfolio

•	AB High Income Municipal Portfolio

•	AB National Portfolio

•	AB New York Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for each Fund. The directors also discussed the proposed continuances in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Funds and the underlying fund advised by the Adviser in which the Funds invest.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee in respect of each Fund. The directors did not identify any particular information that was all-important or controlling, and different

1

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Fund. The directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve a Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s

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relationships with the Funds, including those relating to its subsidiaries that provide transfer agency and distribution services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the underlying fund advised by the Adviser in which the Funds invest, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of each Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by each Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as such Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared each Fund’s contractual effective advisory fee rate with a peer group median

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and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of any of the Funds. In the case of each of AB California Portfolio, AB National Portfolio and AB New York Portfolio, the directors compared each Fund’s advisory fee rate with that for another fund advised by the Adviser utilizing similar investment strategies.

In connection with their review of each Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of each Fund was based on the Fund’s latest fiscal year, and the directors considered the Adviser’s expense cap for each Fund. The directors noted that it was likely that the expense ratios of some of the other funds in each Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Funds contains breakpoints that reduce the fee rates on assets above specified levels, and that the net assets of AB High Income Municipal Portfolio were above the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the

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Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that, in the case of AB High Income Municipal Portfolio, the Fund’s breakpoint arrangements were acceptable and provide a means for sharing ~~any~~ economies of scale, and, in the case of the other Funds, such Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

216 | AB MUNICIPAL INCOME FUND	abfunds.com

AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MI-0151-0520

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
California Portfolio	2019	$37,288	$—	$19,038
	2020	$37,288	$—	$18,231
National Portfolio	2019	$38,664	$—	$18,258
	2020	$38,664	$—	$18,231
New York Portfolio	2019	$38,664	$—	$19,038
	2020	$38,664	$—	$18,231
High Income	2019	$46,438	$—	$19,761
	2020	$46,438	$—	$17,819

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2019	$634,441	$19,038
			$—
			$(19,038)

	2020	$748,112	$18,231
			$—
			$(18,231)

National Portfolio	2019	$633,661	$18,258
			$—
			$(18,258)

	2020	$748,112	$18,231
			$—
			$(18,231)

New York Portfolio	2019	$634,441	$19,038
			$—
			$(19,038)

	2020	$748,112	$18,231
			$—
			$(18,231)

High Income	2019	$635,164	$19,761
			$—
			$(19,761)

	2020	$747,700	$17,819
			$—
			$(17,819)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 30, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 30, 2020